UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: April 30
Date of reporting period: April 30, 2021

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Core Strategies: Flexible Bond Fund
(Institutional Class and Investor Class)
Annual Report
April 30, 2021
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Great-West Core Strategies: Flexible Bond Fund’s (the “Fund”) investment portfolio is managed by Great-West Capital Management, LLC (“GWCM”), the Fund’s investment adviser, and Loomis, Sayles & Company, L.P. (“Loomis Sayles”), the Fund’s sub-adviser
Fund Performance
For the twelve-month period ended April 30, 2021, the Fund (Institutional Class shares) returned 2.60%, relative to a -0.27% return for the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s benchmark index.
GWCM Commentary
Economic momentum in the U.S. improved over the first quarter of 2021 and the first quarter gross domestic product (“GDP”) printed a strong 6.4% quarter over quarter. Consumer and business sentiment both improved and retail spending remains robust. While consumer spending was skewed toward goods in 2020, spending on services has picked up; this trend is expected to continue as global economies reopen. Massive stimulus programs in the form of direct payments to consumers have led to increases in both consumption and savings. Strong Purchasing Managers' Index data suggests formidable momentum should continue in both manufacturing and service sectors. Business fixed investment has steadily increased and, along with consumption, should be a primary component of strong GDP growth throughout the year. Overall, companies have weathered the pandemic better than expected; strong earnings growth to start the year has thus far justified lofty equity multiples. Labor market data also improved but this element of the economy is still suppressed. Short-term inflation is expected to spike above 2% from a combination of base effects, rebounds in COVID-sensitive sectors, supply chain disruptions, low inventories, and increased commodity prices. This increase should be transient as there is uncertainty in the medium to long-term outlook on when inflation pressures will subside. Historically large monetary and fiscal policy responses continue to support the economy.
Capital markets performance was mixed over the quarter as interest rates rose sharply and led to negative total returns across nearly all sectors of fixed income. The 10-year Treasury yield increased by 82 basis points and ended the quarter at 1.74%. With the Federal Reserve (the “Fed”) anchoring rates at zero, the Treasury curve bear steepened as longer dated maturities reflect stronger growth and inflation expectations. For investment grade, the Bloomberg Barclays U.S. Aggregate Bond Index declined -3.37%, with structured products marginally outperforming corporate credit. Spreads in most asset classes recovered to their pre-COVID levels despite having some bouts of volatility over the quarter. Optimism about global economies reopening and the benefits from fiscal stimulus muted out other concerns.
In summary, U.S. and global growth are on track for a strong year, although recoveries will be uneven across regions. Fundamental data has improved domestically and suggests a further improvement in economic activity. The technical factors from monetary and fiscal policy remain in place to support lofty growth targets. Economic activity should accelerate even more once COVID-19 herd immunity is closer to being achieved. The next several months remain critical in determining how quickly the world can go back to pre-pandemic levels. The rollout of vaccines will not happen in a linear fashion, and the longer it takes to reach all those in need will lead to a slower return to normalcy. COVID-19 variants and their ability to mutate is a key risk to the outlook; but thus far, the available vaccines have shown efficacy against these new strains. A persistent overshoot of inflation targets poses another risk that could force the Fed to remove accommodation quicker than expected and could potentially roil capital markets. Given the unprecedented nature of the current macro environment, a great deal of uncertainty remains in the outlook as the pandemic remains the primary risk due to potential lockdowns.
During the twelve-month period ended April 30, 2021, the GWCM-managed portion of the Fund invested in: U.S. Treasuries, U.S. agency notes and structured products including, asset-backed securities (“ABS”), collateralized loan obligations (“CLOs”), agency and non-agency commercial mortgage-backed securities (“CMBS”), commercial paper (“CP”), and agency and non-agency mortgage-backed securities (“MBS”).
GWCM manages its portion of the Fund against the custom U.S. Government/Mortgage Index (40% weighting to agency MBS and 60% U.S. government). Allocations to ABS, CMBS, CLOs, non-agency MBS, and CP are out-of-benchmark allocations in the Fund.
The GWCM-managed portion of the Fund was positioned to be underweight duration relative to the custom U.S. Government/Mortgage Index following the rally in rates to start the year. This was done in recognition of the increasing risk that rates would rise once the record amounts of stimulus and a gradual reopening of the economy began to be priced into the market.
The GWCM-managed portion of the Fund was invested in the agency MBS market via to-be-announced (“TBA”) and, to a lesser extent, specified pools. For much of the year, allocations focused on being overweight TBA in the coupons that the Fed was purchasing as part of their MBS Purchase Program, a component of the monetary stimulus designed to support the mortgage and housing markets in the wake of the pandemic. The positive technical being created by the Fed’s large and consistent demand strongly incentivized investors to roll their TBA positions. Specified pools also performed well, as the value of the prepayment protection offered by these instruments continued to increase from the beginning of the second quarter of 2020 and into 2021. However, as rates rose in 2021, performance began to wane as the value of this protection declined. Nevertheless, the cumulative effect of the Fed’s presence in the market has driven MBS spreads to unsustainable lows. The market now faces the increasing risk that the Fed could announce reduced support toward the end of the year. In recognition of this asymmetric risk, GWCM began reducing its MBS exposure in the second quarter of 2021 to be neutral with the custom U.S. Government/Mortgage Index and maintain a cautious stance in this market. GWCM continues to have meaningful allocation to agency CMBS. Agency CMBS spreads tightened significantly following the onset of the pandemic and, while tight today, remain an attractive option to MBS, offering prepayment and extension protection while also benefitting from the steepness of the treasury curve.
The underweight to U.S. government securities throughout the year was offset by an out-of-benchmark allocation to CMBS, ABS, and CLOs. While the onset of the pandemic resulted in a significant increase in risk premium in the first quarter, markets were able to recover over the balance of the year as market volatility subsided and the economy began to recover. Subordinated CLOs and subprime auto exposure were added to take advantage of spread tightening and, in the case of subprime auto, add excess return through the asset’s consistent rolldown performance. While spreads have tightened to pre-pandemic levels, GWCM believes these assets offer attractive relative value as compared to U.S. government securities.

Loomis Sayles Commentary
The portion of the Fund sub-advised by Loomis Sayles has the flexibility to opportunistically invest in various fixed income sectors, including U.S. government obligations, foreign bonds, and high yield domestic debt securities. Security selection, especially in investment grade and high yield credits was positive throughout the period, while sector allocation in investment grade and securitized credit contributed as well. The underweight in U.S. Treasurys was also beneficial, as other sectors, like corporates, outperformed like duration treasuries.
Third Quarter Review: The global fixed-income market produced solid gains in the third quarter, continuing its recovery since the turmoil of late-March, albeit at a slower pace compared to the second quarter. Investors appeared confident that the Fed and other global central banks would keep interest rates low indefinitely in response to the growth slowdown caused by COVID-19. Most notably, the Fed formally adopted a new policy regime known as Flexible Average Inflation Targeting at the recent Jackson Hole conference. Under this new approach, a 2% inflation rate is no longer the Fed’s implicit ceiling, but rather now clearly defined as its long-term average target. This shift implies that the Fed could keep interest rates low for an extended period even if inflation begins to tick up above the average inflation target. Together, these factors helped U.S. Treasurys hold on to their gains from the first half of the year. The credit sensitive segments of the market also performed well, as the combination of improving economic data and apparent progress toward a COVID-19 vaccine helped support investors’ appetite for risk. However, the markets remained on edge as the quarter drew to a close due to uncertainties surrounding the U.S. elections, the continued spread of COVID-19, and the expected magnitude of the economic recovery in 2021.
Investment grade corporate bonds performed well due to the combination of a benign rate environment and a persistent demand for yield. In addition, investors appeared confident that the Fed would continue to backstop the corporate bond market through direct purchases if necessary. High yield bonds outpaced investment grade corporate bonds in the quarter, as the generally favorable investment backdrop encouraged investors to take on higher risk in search of more attractive yields. Oil prices recovered from their April lows, which proved to be supportive for the many distressed energy issuers in the category. Emerging market debt was one of the stronger performing major fixed income categories in the quarter, partially due to weakness in the U.S. dollar. The strength in emerging market bonds in the face of these potential headwinds helps illustrate the extent of investors’ thirst for yield.
On an absolute and relative basis, security selection within high yield credit was the largest contributor to returns for the quarter. Holdings within energy benefited this sector. On an absolute and excess basis, investment grade credit positively contributed to performance as the sector generated the greatest returns within the strategy. Security selection was the major driver in this sector. Exposure across capital goods, consumer (cyclical and non- cyclical), and banking aided excess returns. The underweight allocation to U.S. Treasury positively impacted performance during the quarter. The underweight exposure to securitized credit contributed to overall performance for the period. Security selection also benefited returns. The exposure to convertibles marginally benefited returns, while municipals slightly detracted.
Fourth Quarter Review: Investors’ appetite for risk surged in the fourth quarter, which contributed to a broad range of positive returns across credit asset classes. In early November, investors received the long-awaited news that COVID-19 vaccines were effective and would soon become available to the public. The prospect of a gradual return to normal economic conditions in 2021 allowed market participants to look beyond recent adverse headlines, including the emergence of a new strain of the virus, ongoing Brexit negotiations, and a slowdown in the economic recovery. Instead, investors were focused on, and encouraged by, the Fed statements indicating its intention to keep short-term interest rates near zero for a multi-year period. Not least, the resolution to the U.S. election removed a factor that had weighed on sentiment in early autumn.
The developments mentioned above acted as a headwind for the Treasury market. While short-term yields were largely unchanged due to the steady outlook for Fed policy, longer-term yields rose as prices fell. With Treasurys already having rallied significantly in the first nine months of the year, there was little room for further improvement - particularly in light of rising estimates for both economic growth and inflation in 2021. In addition, demand for “safe haven” assets was muted due to generally positive headlines. Investment grade corporate bonds delivered sizable outperformance in the quarter, closing out an impressive year. The combination of an improving credit outlook and stable Fed policy prompted investors to move further out on the risk spectrum in search of more attractive yields. Additionally, high yield corporate issues performed very well and finished as the best performing major segment of the bond market for the quarter. Yield spreads (the difference between yields on below investment grade debt and Treasurys of similar maturities) declined to a level close to where they stood in February prior to the sell-off associated with COVID-19. Securitized assets, including residential mortgage-backed securities (“RMBS”), ABS and CMBS, outperformed Treasurys but trailed both corporate bonds and high yield bonds. The category benefited from the same search for yield that aided other credit-sensitive segments of the fixed income market, with CMBS outpacing ABS and RMBS, respectively. Emerging market bonds also moved higher in the quarter, with the bulk of the gain occurring in November and December of 2020. The asset class made up all of the ground it lost in the February-March 2020 sell-off, allowing it to finish the full year firmly in positive territory. Emerging markets debt was boosted by the combination of the “risk-on” environment, rising commodity prices and the persistent weakness in the U.S. dollar.
The allocation to investment grade credit aided performance for the fourth quarter. On an absolute basis, performance in the sector had the greatest impact in the strategy, with strong security selection in consumer (cyclical & non-cyclical), communications, and banking. The exposure to high yield credit was additive to returns. An underweight to U.S. Treasury boosted excess returns as risk markets outperformed for the fourth quarter. The exposure to non-emerging market credits aided overall performance for the period. A small cash position slightly weighed on returns for the quarter. On an absolute basis, the sector was the largest detractor to relative returns.
2021 YTD Review (January 1, 2021 – April 30, 2021): After a strong recovery following the spring of 2020 crash, the bond market underperformed through the first quarter of 2021. Although there were some setbacks with rising COVID-19 cases in Europe and parts of Latin America, the COVID-19 vaccine rollout fostered confidence that normal economic activity would begin to resume in 2021. In the U.S., estimates for GDP growth continued to climb amid improvements in consumer sentiment, retail sales, and shipping volumes. These developments, together with rising commodity prices, fueled concerns about the possibility of higher inflation and stoked fears that the Fed would need to tighten interest rate policy sooner than expected. Fed Chairman Jerome Powell responded in March by reassuring investors that the Central Bank intended to pursue its ultra-accommodative approach for several more years, even if inflation began to run above its 2% target. Mr. Powell also stated that the recent uptick in inflation was likely to be a “transitory” phenomenon. Nevertheless, the markets remained on edge about the threat of inflation due to supply chain disruptions and mounting cost pressures. Investment grade corporate bonds also experienced negative returns. Although spreads remained relatively stable due to investors’ ongoing tolerance for risk, yields rose in tandem with those of U.S. Treasurys. However, high yield corporate issues were the best performer among the major segments of the bond market in the first quarter. Improving economic conditions, rising oil prices and a general uptrend in equities created a favorable backdrop for the asset class. In addition, high yield bonds have lower average duration than their investment grade counterparts, so lower quality bonds were not as affected by the treasury sell-off. As a result, yield spreads versus Treasurys continued the decline, which began in late March of 2020, to close the quarter near their pre-pandemic lows. Leveraged loans, many of which offer yields that adjust upward with prevailing interest rates, also delivered strong relative performance.
On an excess basis, high yield credit positively contributed to performance as the sector generated the greatest returns within the strategy. Bond selection in this sector was the greatest source of excess return. The selection in investment grade corporates was also beneficial, along with selection to convertible bonds. Additionally, the underweight to U.S. Treasurys and securitized credit positively impacted performance during the period. Conversely, the allocation to municipal bonds was the strategy’s main detractor.
The views and opinions in this report were current as of April 30, 2021 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of individual retirement accounts ("IRA(s)") or your financial professional brokerage commissions, if applicable. If such fees and expenses were included, returns would be lower.
*For the period from June 25, 2018 (inception) through April 30, 2019.
Note: Performance for the Investor Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended April 30, 2021 (unaudited)
	One Year	Since Inception(a)(b)
Institutional Class	2.60%	5.54%
Investor Class	N/A	(1.35)%
(a) Institutional Class inception date was June 25, 2018.
(b) Investor Class inception date was September 3, 2020.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.
Summary of Investments by Ratings as of April 30, 2021 (unaudited)
Rating	Percentage of Fund Investments
Aaa	50.61%
Aa1	0.11
Aa2	0.76
Aa3	0.32
A1	1.44
A2	3.44
A3	0.99
Baa1	2.52
Baa2	4.04
Baa3	6.23
Ba1	2.64
Ba2	1.71
Ba3	1.77
B1	1.07
B2	0.57
B3	0.60
CCC, CC, C	0.53
Equities	0.87
Not Rated	3.75
Short Term Investments	16.03
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 31, 2020 to April 30, 2021).

Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/31/20)	(04/30/21)	(10/31/20–04/30/21)
Institutional Class
Actual	$1,000.00	$1,001.10	$2.25
Hypothetical (5% return before expenses)	$1,000.00	$1,022.70	$2.27
Investor Class
Actual	$1,000.00	$ 998.50	$3.94
Hypothetical (5% return before expenses)	$1,000.00	$1,021.00	$3.98
* Expenses are equal to the Fund's annualized expense ratio of 0.45% for the Institutional Class Shares and 0.79% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 182/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2021
Principal Amount(a)		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 9.22%
	Ally Auto Receivables Trust
	Series 2019-1 Class A3
$ 300,033	2.91%, 09/15/2023	$ 303,932
	Series 2019-2 Class A3
24,322	2.23%, 01/16/2024	24,612
	Series 2019-4 Class A3
50,000	1.84%, 06/17/2024	50,528
	American Credit Acceptance Receivables Trust(b)
	Series 2019-3 Class D
10,000	2.89%, 09/12/2025	10,282
	Series 2020-1 Class D
850,000	2.39%, 03/13/2026	873,984
	Series 2020-4 Class C
800,000	1.31%, 12/14/2026	808,326
	Series 2020-4 Class D
85,000	1.77%, 12/14/2026	86,440
	Series 2021-1 Class D
2,000,000	1.14%, 03/15/2027	1,996,449
	Series 2021-2 Class D
1,750,000	1.34%, 07/13/2027	1,748,171
	AmeriCredit Automobile Receivables Trust
	Series 2018-3 Class D
5,000	4.04%, 11/18/2024	5,311
	Series 2019-2 Class D
10,000	2.99%, 06/18/2025	10,473
	Series 2019-3 Class D
5,000	2.58%, 09/18/2025	5,192
	Series 2020-1 Class D
20,000	1.80%, 12/18/2025	20,454
	Series 2020-2 Class D
350,000	2.13%, 03/18/2026	360,620
	Series 2020-3 Class D
120,000	1.49%, 09/18/2026	121,298
	Series 2021-1 Class D
385,000	1.21%, 12/18/2026	384,226
29,407	ARL Second LLC(b) Series 2014-1A Class A1 2.92%, 06/15/2044	29,411
	Avis Budget Rental Car Funding AESOP LLC(b)
	Series 2018-1A Class B
535,000	4.00%, 09/20/2024	568,079
	Series 2018-1A Class C
100,000	4.73%, 09/20/2024	106,280
	Series 2019-1A Class C
310,000	4.53%, 03/20/2023	316,298
	Series 2019-2A Class A
130,000	3.35%, 09/22/2025	139,737
	Series 2020-2A Class A
925,000	2.02%, 02/20/2027	947,820
	Series 2020-2A Class B
210,000	2.96%, 02/20/2027	220,227
	Series 2020-2A Class C
110,000	4.25%, 02/20/2027	119,199
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 575,000	Bain Capital Credit Ltd(b)(c) Series 2020-4A Class C 2.89%, 10/20/2033 3-mo. LIBOR + 2.70%	$ 577,180
1,500,000	Barings Ltd(b)(c) Series 2020-4A Class C 2.37%, 01/20/2032 3-mo. LIBOR + 2.15%	1,502,246
255,000	Brex Commercial Charge Card Master Trust(b) Series 2021-1 Class A 2.09%, 07/17/2024	255,087
103,016	Business Jet Securities LLC(b) Series 2021-1A Class B 2.92%, 04/15/2036	102,786
575,002	CAL Funding IV Ltd(b) Series 2020-1A Class A 2.22%, 09/25/2045	578,570
	Carlyle Global Market Strategies Ltd(b)(c)
	Series 2013-2A Class CR
25,000	1.84%, 01/18/2029 3-mo. LIBOR + 1.65%	24,748
	Series 2021-1A Class B
2,000,000	1.99%, 04/15/2034 3-mo. LIBOR + 1.80%	1,990,144
	Series 2021-3SA Class A2
2,000,000	1.70%, 04/15/2034 3-mo. LIBOR + 1.50%	1,998,352
	CarMax Auto Owner Trust
	Series 2019-3 Class D
5,000	2.85%, 01/15/2026	5,207
	Series 2020-1 Class D
5,000	2.64%, 07/15/2026	5,173
	Series 2020-2 Class C
15,000	4.23%, 11/17/2025	16,176
	Series 2020-3 Class D
5,000	2.53%, 01/15/2027	5,182
	Series 2020-4 Class D
265,000	1.75%, 04/15/2027	268,088
	Series 2021-1 Class D
500,000	1.28%, 07/15/2027	496,533
840,933	CLI Funding LLC(b) Series 2021-1A Class A 1.64%, 02/18/2046	828,603
100,000	College Ave Student Loans LLC(b) Series 2021-A Class C 2.92%, 07/25/2051	100,134
	Commonbond Student Loan Trust(b)
	Series 2019-AGS Class B
317,615	3.04%, 01/25/2047	325,588
	Series 2020-1 Class A
78,853	1.69%, 10/25/2051	79,153
	Corevest American Finance Trust(b)
	Series 2020-2 Class C
590,000	4.85%, 05/15/2052(d)	666,570

See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2021
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2021-1 Class C
$ 155,000	2.80%, 04/15/2053	$ 155,000
	Credit Acceptance Auto Loan Trust(b)
	Series 2020-2A Class C
295,000	2.73%, 11/15/2029	305,525
	Series 2020-3A Class A
250,000	1.24%, 10/15/2029	252,461
	Series 2020-3A Class C
500,000	2.28%, 02/15/2030	511,636
	Series 2021-2A Class C
400,000	1.64%, 06/17/2030	399,078
421,580	DB Master Finance LLC(b) Series 2019-1A Class A23 4.35%, 05/20/2049	451,630
230,000	Dell Equipment Finance Trust(b) Series 2020-2 Class D 1.92%, 03/23/2026	234,613
	Domino's Pizza LLC(b)
	Series 2017-1A Class A23
191,565	4.12%, 07/25/2047	205,745
	Series 2018-1A Class A2II
390,000	4.33%, 07/25/2048	421,715
	Series 2021-1A Class A2I
1,120,000	2.66%, 04/25/2051	1,161,157
	Drive Auto Receivables Trust
	Series 2018-3 Class D
4,822	4.30%, 09/16/2024	4,938
	Series 2019-3 Class D
750,000	3.18%, 10/15/2026	782,818
	Series 2019-4 Class D
5,000	2.70%, 02/16/2027	5,158
	Series 2020-1 Class D
1,505,000	2.70%, 05/17/2027	1,554,423
	Series 2020-2 Class D
1,000,000	3.05%, 05/15/2028	1,050,785
	Series 2021-1 Class D
500,000	1.45%, 01/16/2029	501,233
955,000	Dryden Senior Loan(b)(c) Series 2017-50A Class C 2.44%, 07/15/2030 3-mo. LIBOR + 2.25%	955,577
	DT Auto Owner Trust(b)
	Series 2019-4A Class D
10,000	2.85%, 07/15/2025	10,334
	Series 2021-1A Class D
3,170,000	1.16%, 11/16/2026	3,164,880
	Series 2021-2A Class D
2,970,000	1.50%, 02/16/2027	2,974,517
225,000	EDvestinU LLC(b) Series 2021-A Class A 1.80%, 11/25/2045	223,883
	Exeter Automobile Receivables Trust
	Series 2019-4A Class D
20,000	2.58%, 09/15/2025(b)	20,590
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2021-1A Class D
$ 2,460,000	1.08%, 11/16/2026	$ 2,444,732
	First Investors Auto Owner Trust(b)
	Series 2019-1A Class D
350,000	3.55%, 04/15/2025	362,790
	Series 2021-1A Class D
415,000	1.62%, 03/15/2027	417,464
1,015,000	Firstkey Homes Trust(b) Series 2020-SFR2 Class F1 3.02%, 10/19/2037	1,036,306
	Flagship Credit Auto Trust(b)
	Series 2019-3 Class D
85,000	2.86%, 12/15/2025	88,490
	Series 2019-4 Class D
10,000	3.12%, 01/15/2026	10,507
	Series 2020-1 Class D
15,000	2.48%, 03/16/2026	15,471
	Series 2020-4 Class D
190,000	2.18%, 02/16/2027	193,622
	Series 2021-1 Class D
255,000	1.27%, 03/15/2027	252,174
	Ford Credit Auto Owner Trust
	Series 2018-A Class A4
1,325,000	3.16%, 10/15/2023	1,350,078
	Series 2019-C Class A3
10,000	1.87%, 03/15/2024	10,142
	Series 2020-B Class A3
35,000	0.56%, 10/15/2024	35,139
	Series 2020-C Class A3
440,000	0.41%, 07/15/2025	440,170
	Series 2021-A Class A3
1,855,000	0.30%, 08/15/2025	1,853,557
420,000	Foursight Capital Automobile Receivables Trust(b) Series 2021-1 Class D 1.32%, 03/15/2027	417,546
	GLS Auto Receivables Issuer Trust(b)
	Series 2020-1A Class C
10,000	2.72%, 11/17/2025	10,305
	Series 2021-1A Class D
1,285,000	1.68%, 01/15/2027	1,290,954
	GM Financial Consumer Automobile Receivables Trust
	Series 2019-4 Class A3
20,000	1.75%, 07/16/2024	20,208
	Series 2020-1 Class A3
10,000	1.84%, 09/16/2024	10,143
	Series 2020-4 Class A3
10,000	0.38%, 08/18/2025	10,006
	Series 2021-1 Class A3
620,000	0.35%, 10/16/2025	620,091
	Series 2021-2 Class A3
1,550,000	0.51%, 04/16/2026	1,552,685

See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2021
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 190,000	Hewlett-Packard Enterprise Financial Services Equipment Trust(b) Series 2021-1A Class D 1.03%, 03/20/2031	$ 189,272
	Honda Auto Receivables Owner Trust
	Series 2019-4 Class A3
195,000	1.83%, 01/18/2024	197,940
	Series 2020-1 Class A4
30,000	1.63%, 10/21/2026	30,795
	Series 2020-3 Class A3
5,000	0.37%, 10/18/2024	5,004
	Series 2021-1 Class A3
1,075,000	0.27%, 04/21/2025	1,073,870
255,000	JPMorgan Chase Bank NA(b) Series 2021-1 Class D 1.17%, 09/25/2028	255,014
2,250,000	KKR Ltd(b)(c) Series 31A Class B 1.68%, 04/20/2034 3-mo. LIBOR + 1.50%	2,249,969
1,250,000	LCM XVI LP(b)(c) Series 2016A Class CR2 2.34%, 10/15/2031 3-mo. LIBOR + 2.15%	1,239,199
469,080	Legacy Mortgage Asset Trust(b)(e) Series 2019-GS4 Class A1 3.44%, 05/25/2059	470,719
2,000,000	Madison Park Funding XLVIII Ltd(b)(c) Series 2021-48A Class C 2.14%, 04/19/2033 3-mo. LIBOR + 1.95%	1,994,972
2,500,000	Magnetite XXII Ltd(b)(c) Series 2019-22A Class CR 2.13%, 04/15/2031 3-mo. LIBOR + 1.95%	2,500,265
	Marathon Ltd(b)(c)
	Series 2020-15A Class A2A
250,000	2.53%, 11/15/2031 3-mo. LIBOR + 2.30%	250,229
	Series 2021-16A Class A2
2,250,000	1.89%, 04/15/2034 3-mo. LIBOR + 1.70%	2,237,976
455,000	Mercury Financial Credit Card Master Trust(b) Series 2021-1A Class A 1.54%, 03/20/2026	456,204
135,104	Merlin Aviation Holdings Designated Activity Co(b)(e) Series 2016-1 Class A 4.50%, 12/15/2032	129,750
50,291	MVW Owner Trust(b) Series 2019-1A Class C 3.33%, 11/20/2036	51,319
	Navient Private Education Refi Loan Trust(b)
	Series 2020-HA Class A
121,441	1.31%, 01/15/2069	122,322
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2021-A Class A
$ 713,730	0.84%, 05/15/2069	$ 713,596
	Series 2021-A Class B
720,000	2.24%, 05/15/2069	707,871
	Nissan Auto Receivables Owner Trust
	Series 2019-A Class A3
507,648	2.90%, 10/16/2023	514,848
	Series 2019-C Class A3
5,000	1.93%, 07/15/2024	5,081
	Series 2020-A Class A3
30,000	1.38%, 12/16/2024	30,444
	Series 2020-B Class A3
2,025,000	0.55%, 07/15/2024	2,032,396
	OneMain Financial Issuance Trust(b)
	Series 2016-3A Class A
125,000	3.83%, 06/18/2031	126,121
	Series 2018-2A Class A
160,000	3.57%, 03/14/2033	169,251
	Series 2018-2A Class B
200,000	3.89%, 03/14/2033	209,042
330,000	Prestige Auto Receivables Trust(b) Series 2020-1A Class E 3.67%, 02/15/2028	341,620
	Progress Residential Trust(b)
	Series 2018-SFR2 Class E
280,000	4.66%, 08/17/2035	281,849
	Series 2018-SFR3 Class D
915,000	4.43%, 10/17/2035	923,698
	Series 2019-SFR1 Class E
195,000	4.47%, 08/17/2035	200,156
	Series 2021-SFR2 Class E1
465,000	2.55%, 04/19/2038	468,282
	Series 2021-SFR3 Class E1
165,000	2.54%, 05/17/2026	165,280
	Series 2021-SFR3 Class E2
140,000	2.69%, 05/17/2026	140,237
	Series 2021-SFR4 Class E1
100,000	2.41%, 05/17/2038	100,000
	Series 2021-SFR4 Class E2
100,000	2.56%, 05/17/2038	100,000
	Santander Drive Auto Receivables Trust
	Series 2019-3 Class D
10,000	2.68%, 10/15/2025	10,310
	Series 2020-1 Class C
220,000	4.11%, 12/15/2025	232,175
	Series 2020-1 Class D
390,000	5.35%, 03/15/2028	428,503
	Series 2020-2 Class D
210,000	2.22%, 09/15/2026	216,190

See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2021
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2020-3 Class C
$ 15,000	1.12%, 01/15/2026	$ 15,117
	Series 2020-3 Class D
5,000	1.64%, 11/16/2026	5,077
	Series 2020-4 Class D
40,000	1.48%, 01/15/2027	40,498
	Series 2021-1 Class D
2,500,000	1.13%, 11/16/2026	2,491,375
100,000	SCF Equipment Leasing LLC(b) Series 2021-1A Class D 1.93%, 09/20/2030	99,419
	Sierra Timeshare Receivables Funding LLC(b)
	Series 2019-2A Class C
224,909	3.12%, 05/20/2036	230,587
	Series 2019-3A Class C
153,780	3.00%, 08/20/2036	157,408
	Series 2021-1A Class C
133,098	1.79%, 11/20/2037	133,908
997,446	S-Jets Ltd(b) Series 2017-1 Class A 3.97%, 08/15/2042	975,582
	SMB Private Education Loan Trust(b)
	Series 2020-A Class A2A
960,000	2.23%, 09/15/2037	988,561
	Series 2021-A Class A2A2
595,000	0.85%, 01/15/2053(c) 1-mo. LIBOR + 0.73%	596,074
404,517	Textainer Marine Containers VII Ltd(b) Series 2021-1A Class A 1.68%, 02/20/2046	397,050
431,475	TIF Funding II LLC(b) Series 2021-1A Class A 1.65%, 02/20/2046	423,250
	Towd Point Mortgage Trust(b)(d)
	Series 2018-5 Class M1
585,000	3.25%, 07/25/2058	611,125
	Series 2019-4 Class A1
788,369	2.90%, 10/25/2059	825,585
	Series 2020-2 Class A2B
125,000	3.00%, 04/25/2060	129,907
	Toyota Auto Receivables Owner Trust
	Series 2019-A Class A3
663,699	2.91%, 07/17/2023	673,446
	Series 2019-D Class A3
25,000	1.92%, 01/16/2024	25,363
	Series 2020-A Class A3
1,305,000	1.66%, 05/15/2024	1,325,856
	Series 2020-C Class A3
10,000	0.44%, 10/15/2024	10,012
	Series 2020-D Class A3
10,000	0.35%, 01/15/2025	10,000
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2021-A Class A2
$ 605,000	0.16%, 07/17/2023	$ 604,815
	Tricon American Homes Trust(b)
	Series 2019-SFR1 Class D
5,000	3.20%, 03/17/2038	5,176
	Series 2020-SFR2 Class E1
100,000	2.73%, 11/17/2039	98,787
908,519	Triton Container Finance VIII LLC(b) Series 2021-1A Class A 1.86%, 03/20/2046	893,594
453,778	VCAT LLC(b)(e) Series 2021-NPL1 Class A1 2.29%, 12/26/2050	454,660
	Venture Ltd(b)(c)
	Series 2017-28AA Class C1
1,000,000	2.58%, 10/20/2029 3-mo. LIBOR + 2.40%	1,000,085
	Series 2018-32A Class C
25,000	2.14%, 07/18/2031 3-mo. LIBOR + 1.95%	24,696
	Series 2021-42A Class B
2,250,000	1.74%, 04/15/2034 3-mo. LIBOR + 1.55%	2,249,991
1,000,000	Voya Ltd(b)(c) Series 2019-3A Class C 2.79%, 10/17/2032 3-mo. LIBOR + 2.60%	1,000,842
549,448	WAVE Trust(b) Series 2017-1A Class A 3.84%, 11/15/2042	537,758
169,312	Wendy's Funding LLC(b) Series 2018-1A Class A2II 3.88%, 03/15/2048	178,515
	Westlake Automobile Receivables Trust(b)
	Series 2019-3A Class D
10,000	2.72%, 11/15/2024	10,299
	Series 2020-2A Class C
500,000	2.01%, 07/15/2025	510,435
	Series 2020-2A Class D
600,000	2.76%, 01/15/2026	623,768
	Series 2020-3A Class C
100,000	1.24%, 11/17/2025	100,922
	Series 2021-1A Class D
1,030,000	1.23%, 04/15/2026	1,031,100
200,000	Wingstop Funding LLC(b) Series 2020-1A Class A2 2.84%, 12/05/2050	203,176
TOTAL ASSET-BACKED SECURITIES — 9.22% (Cost $88,159,818)		$ 88,138,733

See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2021
Principal Amount(a)		Fair Value
CORPORATE BONDS AND NOTES
Basic Materials — 1.67%
$ 690,000	Allegheny Technologies Inc(f) 5.88%, 12/01/2027	$ 728,812
400,000	Alpek SAB de CV(b) 3.25%, 02/25/2031	394,004
	Anglo American Capital PLC(b)
400,000	4.50%, 03/15/2028	454,179
2,415,000	2.63%, 09/10/2030	2,380,679
425,000	2.88%, 03/17/2031	426,019
	Braskem Netherlands Finance BV(b)
410,000	4.50%, 01/31/2030	416,642
415,000	5.88%, 01/31/2050	433,156
1,790,000	First Quantum Minerals Ltd(b) 6.88%, 10/15/2027	1,964,525
755,000	FMG Resources Ltd(b) 4.38%, 04/01/2031	784,256
	Freeport-McMoRan Inc
5,000	4.38%, 08/01/2028	5,331
410,000	4.25%, 03/01/2030	440,750
5,000	4.63%, 08/01/2030(f)	5,519
1,180,000	5.40%, 11/14/2034	1,418,950
95,000	5.45%, 03/15/2043	115,990
	Glencore Funding LLC(b)
5,000	4.00%, 03/27/2027	5,526
10,000	3.88%, 10/27/2027	10,975
35,000	4.88%, 03/12/2029	40,243
3,090,000	2.50%, 09/01/2030	2,993,070
1,190,000	2.85%, 04/27/2031	1,178,574
510,000	Novelis Corp 4.75%, 01/30/2030	530,400
455,000	Steel Dynamics Inc 3.45%, 04/15/2030	488,767
590,000	Suzano Austria GmbH 3.75%, 01/15/2031	604,013
130,000	Volcan Cia Minera SAA(b) 4.38%, 02/11/2026	128,236
		15,948,616
Communications — 4.29%
360,000	AMC Networks Inc 4.25%, 02/15/2029	355,500
4,939,000	AT&T Inc(b) 3.65%, 09/15/2059	4,554,383
465,000	Bharti Airtel Ltd(b) 3.25%, 06/03/2031	453,579
235,000	Block Communications Inc(b) 4.88%, 03/01/2028	239,113
	CCO Holdings LLC / CCO Holdings Capital Corp(b)
5,000	5.50%, 05/01/2026	5,160
50,000	5.13%, 05/01/2027	52,328
505,000	4.50%, 08/15/2030	513,782
1,690,000	4.25%, 02/01/2031	1,690,000
290,000	4.50%, 05/01/2032	292,900
Principal Amount(a)		Fair Value
Communications — (continued)
	Charter Communications Operating LLC / Charter Communications Operating Capital
$ 10,000	5.13%, 07/01/2049	$ 11,437
5,550,000	4.80%, 03/01/2050	6,112,176
880,000	Clear Channel Worldwide Holdings Inc(b) 5.13%, 08/15/2027	893,200
85,000	CommScope Inc(b) 7.13%, 07/01/2028	91,906
1,105,000	CommScope Technologies LLC(b) 5.00%, 03/15/2027	1,094,710
	CSC Holdings LLC(b)
200,000	4.13%, 12/01/2030	199,000
1,650,000	4.63%, 12/01/2030	1,612,875
	Expedia Group Inc
11,000	6.25%, 05/01/2025(b)	12,796
10,000	4.63%, 08/01/2027(b)	11,249
1,430,000	3.80%, 02/15/2028	1,533,543
3,845,000	3.25%, 02/15/2030	3,903,193
85,000	2.95%, 03/15/2031(b)	84,582
770,000	Go Daddy Operating Co LLC / Go Daddy Finance Co Inc(b) 3.50%, 03/01/2029	749,841
	iHeartCommunications Inc
60,000	6.38%, 05/01/2026	63,920
505,000	8.38%, 05/01/2027	541,865
420,000	5.25%, 08/15/2027(b)	434,700
200,000	4.75%, 01/15/2028(b)	206,000
	Lamar Media Corp
170,000	3.75%, 02/15/2028	171,506
375,000	4.00%, 02/15/2030	378,750
540,000	Millicom International Cellular SA(b) 5.13%, 01/15/2028	569,992
	Netflix Inc
35,000	5.88%, 11/15/2028	42,585
45,000	6.38%, 05/15/2029	56,475
55,000	5.38%, 11/15/2029(b)	65,313
1,745,000	4.88%, 06/15/2030(b)	2,024,200
435,000	Nokia OYJ 4.38%, 06/12/2027	475,509
485,000	Sirius XM Radio Inc(b) 5.00%, 08/01/2027	507,891
235,000	Sprint Capital Corp 6.88%, 11/15/2028	296,106
5,000	Sprint Corp 7.25%, 09/15/2021	5,106
35,000	Time Warner Cable LLC 4.50%, 09/15/2042	37,873
	T-Mobile USA Inc
5,000	4.50%, 02/01/2026	5,125
2,155,000	3.38%, 04/15/2029	2,190,019
2,245,000	3.88%, 04/15/2030(b)	2,445,478
1,065,000	3.50%, 04/15/2031(f)	1,080,975
	Uber Technologies Inc(b)
10,000	7.50%, 05/15/2025	10,813

See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2021
Principal Amount(a)		Fair Value
Communications — (continued)
$ 15,000	8.00%, 11/01/2026	$ 16,233
395,000	7.50%, 09/15/2027	435,594
2,090,000	6.25%, 01/15/2028	2,270,597
1,155,000	Verizon Communications Inc 3.55%, 03/22/2051	1,173,330
	Virgin Media Finance PLC(b)
200,000	5.50%, 08/15/2026	207,522
810,000	5.00%, 07/15/2030	807,635
		40,988,365
Consumer, Cyclical — 3.37%
	1011778 BC Unlimited Liability Co / New Red Finance Inc(b)
5,000	5.75%, 04/15/2025	5,300
325,000	3.88%, 01/15/2028	329,063
610,000	4.00%, 10/15/2030	594,750
1,365,000	7-Eleven Inc(b) 0.80%, 02/10/2024	1,363,055
715,000	Allison Transmission Inc(b) 3.75%, 01/30/2031	689,975
	American Airlines Inc / AAdvantage Loyalty IP Ltd(b)
205,000	5.50%, 04/20/2026	215,250
235,000	5.75%, 04/20/2029	251,803
	American Airlines Pass Through Trust
	Series 2016-1 Class B
5,720	5.25%, 01/15/2024	5,577
	Series 2017-2 Class B
3,483	3.70%, 10/15/2025	3,301
	Series 2016-3 Class B
20,720	3.75%, 10/15/2025	19,782
	Series 2019-1 Class B
22,660	3.85%, 02/15/2028	20,734
	Series 2016-3 Class A
151,491	3.25%, 10/15/2028	145,546
	Series 2017-2 Class A
4,188	3.60%, 10/15/2029	4,008
	American Honda Finance Corp
45,000	1.95%, 05/20/2022	45,771
1,530,000	0.55%, 07/12/2024	1,527,830
40,000	AutoNation Inc 4.75%, 06/01/2030	46,642
10,000	AutoZone Inc 3.63%, 04/15/2025	10,911
4,618	British Airways Pass Through Trust(b) Series 2019-1 Class A 3.35%, 06/15/2029	4,564
825,000	Carnival Corp(b) 5.75%, 03/01/2027	869,863
	Carvana Co(b)
430,000	5.63%, 10/01/2025	442,900
380,000	5.88%, 10/01/2028	394,611
	Ford Motor Co
10,000	8.50%, 04/21/2023	11,200
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 870,000	9.00%, 04/22/2025	$ 1,062,487
250,000	9.63%, 04/22/2030	350,625
	General Motors Co
295,000	5.20%, 04/01/2045	346,127
1,345,000	5.40%, 04/01/2048	1,624,947
1,285,000	5.95%, 04/01/2049	1,661,351
	General Motors Financial Co Inc
60,000	5.70%, Perpetual(g)	67,050
35,000	5.75%, Perpetual(g)	37,975
585,000	1.05%, 03/08/2024	586,233
810,000	Genm Capital Labuan Ltd(b) 3.88%, 04/19/2031	801,954
100,000	Goodyear Tire & Rubber Co 4.88%, 03/15/2027	104,515
	Hilton Domestic Operating Co Inc(b)
695,000	4.00%, 05/01/2031	701,950
110,000	3.63%, 02/15/2032	108,176
5,000	Hyatt Hotels Corp 5.75%, 04/23/2030	5,916
5,000	Lennar Corp 4.75%, 11/29/2027	5,785
	Marriott International Inc
40,000	5.75%, 05/01/2025	46,046
175,000	4.63%, 06/15/2030	196,483
495,000	2.85%, 04/15/2031	492,058
165,000	Murphy Oil USA Inc(b) 3.75%, 02/15/2031	162,525
485,000	NCL Corp Ltd(b) 5.88%, 03/15/2026	506,825
180,000	NCL Finance Ltd(b) 6.13%, 03/15/2028	189,598
230,000	PulteGroup Inc 6.00%, 02/15/2035	293,273
1,015,000	Royal Caribbean Cruises Ltd(b) 5.50%, 04/01/2028	1,064,430
	Scientific Games International Inc(b)
920,000	7.00%, 05/15/2028	989,000
20,000	7.25%, 11/15/2029	21,998
3,240,000	Target Corp 2.25%, 04/15/2025	3,410,738
3,745,000	Toyota Motor Credit Corp 0.50%, 08/14/2023	3,758,054
	Travel + Leisure Co
120,000	6.63%, 07/31/2026(b)	137,550
65,000	6.00%, 04/01/2027	72,638
305,000	4.63%, 03/01/2030(b)	317,200
	United Airlines Inc(b)
190,000	4.38%, 04/15/2026	197,167
285,000	4.63%, 04/15/2029	296,172
198,952	United Airlines Pass Through Trust Series 2020-1 Class B 4.88%, 01/15/2026	206,911
3,460,000	Volkswagen Group of America Finance LLC(b) 0.88%, 11/22/2023	3,475,267

See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2021
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
	Yum! Brands Inc
$ 1,035,000	4.75%, 01/15/2030(b)	$ 1,107,450
110,000	3.63%, 03/15/2031	108,571
680,000	4.63%, 01/31/2032	710,736
		32,228,217
Consumer, Non-Cyclical — 4.47%
400,000	Adani Ports & Special Economic Zone Ltd(b) 4.20%, 08/04/2027	419,997
470,000	Ashtead Capital Inc(b) 4.25%, 11/01/2029	502,900
230,000	Catalent Pharma Solutions Inc(b) 3.13%, 02/15/2029	222,525
	Centene Corp
380,000	3.00%, 10/15/2030	377,150
1,590,000	2.50%, 03/01/2031	1,520,183
	Charles River Laboratories International Inc(b)
155,000	3.75%, 03/15/2029	157,713
160,000	4.00%, 03/15/2031	164,800
	CVS Pass Through Trust(b)
	Series 2013
845,697	4.70%, 01/10/2036	945,391
	Series 2014
294,922	4.16%, 08/11/2036(f)	317,448
215,000	Element Financial Corp(b) 1.60%, 04/06/2024	217,488
40,000	Encompass Health Corp 4.75%, 02/01/2030	42,000
676,000	Fomento Economico Mexicano SAB de CV 3.50%, 01/16/2050	681,624
235,000	Gartner Inc(b) 3.75%, 10/01/2030	235,588
3,750,000	GlaxoSmithKline Capital PLC 0.53%, 10/01/2023	3,752,803
	HCA Inc
1,210,000	4.13%, 06/15/2029	1,344,876
2,290,000	3.50%, 09/01/2030(f)	2,353,776
2,870,000	5.25%, 06/15/2049	3,529,074
1,070,000	Hologic Inc(b) 3.25%, 02/15/2029	1,051,275
1,000,000	IHS Markit Ltd 4.25%, 05/01/2029	1,131,890
200,000	Jazz Securities Designated Activity Co.(b) 4.38%, 01/15/2029	204,500
	Kraft Heinz Foods Co
5,000	5.00%, 06/04/2042	5,775
1,245,000	5.20%, 07/15/2045	1,472,977
1,910,000	4.38%, 06/01/2046	2,046,953
25,000	4.88%, 10/01/2049	28,687
40,000	Lamb Weston Holdings Inc(b) 4.88%, 05/15/2028	44,100
10,000	Mylan Inc 5.40%, 11/29/2043	12,186
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 535,000	Natura Cosmeticos SA(b) 4.13%, 05/03/2028	$ 543,025
400,000	NBM US Holdings Inc(b) 7.00%, 05/14/2026	430,000
2,550,000	PayPal Holdings Inc 1.35%, 06/01/2023	2,596,906
1,590,000	PepsiCo Inc 0.40%, 10/07/2023	1,594,101
400,000	Perrigo Finance Unlimited Co 3.15%, 06/15/2030	397,674
265,000	Pilgrim's Pride Corp(b) 5.88%, 09/30/2027	281,231
	Post Holdings Inc
5,000	5.75%, 03/01/2027(b)	5,238
40,000	5.75%, 03/01/2027	41,900
635,000	4.63%, 04/15/2030(b)	641,350
55,000	Sabre Global Inc(b) 9.25%, 04/15/2025	65,725
1,020,000	Smithfield Foods Inc(b) 3.00%, 10/15/2030	1,017,338
	Tenet Healthcare Corp
320,000	5.13%, 05/01/2025	323,840
5,000	4.88%, 01/01/2026(b)	5,195
335,000	6.25%, 02/01/2027(b)	351,331
295,000	4.63%, 06/15/2028(b)	304,806
55,000	6.13%, 10/01/2028(b)	58,025
125,000	Teva Pharmaceutical Finance Co LLC 6.15%, 02/01/2036	133,125
	Teva Pharmaceutical Finance Netherlands III BV
10,000	2.80%, 07/21/2023	9,901
1,140,000	3.15%, 10/01/2026	1,070,460
1,850,000	4.10%, 10/01/2046	1,577,125
700,000	TriNet Group Inc(b) 3.50%, 03/01/2029	683,375
	Unilever Capital Corp
2,070,000	3.00%, 03/07/2022	2,118,367
1,300,000	2.60%, 05/05/2024	1,377,025
	United Rentals North America Inc
5,000	5.25%, 01/15/2030	5,469
860,000	4.00%, 07/15/2030(f)	881,999
2,335,000	Utah Acquisition Sub Inc 5.25%, 06/15/2046	2,725,287
190,000	Verisk Analytics Inc 4.13%, 03/15/2029	213,546
520,000	Viatris Inc(b) 4.00%, 06/22/2050	516,831
		42,753,874
Energy — 1.56%
2,060,000	Aker BP ASA(b) 4.00%, 01/15/2031	2,182,370
	Cheniere Corpus Christi Holdings LLC
15,000	5.13%, 06/30/2027	17,293
1,075,000	3.70%, 11/15/2029	1,143,556

See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2021
Principal Amount(a)		Fair Value
Energy — (continued)
	Continental Resources Inc
$ 140,000	3.80%, 06/01/2024	$ 146,650
870,000	5.75%, 01/15/2031(b)	1,009,200
340,000	Diamondback Energy Inc 3.13%, 03/24/2031	343,405
	Energean Israel Finance Ltd(b)
480,000	5.38%, 03/30/2028	496,286
625,000	5.88%, 03/30/2031	644,587
1,085,000	Energy Transfer Operating LP 3.75%, 05/15/2030	1,129,080
	EnLink Midstream Partners LP
25,000	4.15%, 06/01/2025	25,216
445,000	5.45%, 06/01/2047	374,912
545,000	EQM Midstream Partners LP 5.50%, 07/15/2028	578,899
340,000	EQT Corp 5.00%, 01/15/2029	371,355
725,000	Exxon Mobil Corp 1.90%, 08/16/2022	741,083
985,000	Galaxy Pipeline Assets Bidco Ltd(b) 2.94%, 09/30/2040	962,975
410,000	Hess Corp 5.60%, 02/15/2041	480,511
120,000	Kinder Morgan Energy Partners LP 4.70%, 11/01/2042	133,197
180,000	Leviathan Bond Ltd(b) 6.13%, 06/30/2025	196,875
165,000	NGPL PipeCo LLC(b) 4.88%, 08/15/2027	185,632
	Occidental Petroleum Corp
39,000	2.70%, 02/15/2023(f)	39,098
310,000	2.90%, 08/15/2024	309,225
135,000	3.50%, 06/15/2025	135,675
135,000	5.55%, 03/15/2026	144,956
	Ovintiv Inc
125,000	8.13%, 09/15/2030	168,155
30,000	7.20%, 11/01/2031	39,070
30,000	7.38%, 11/01/2031	39,633
100,000	6.50%, 08/15/2034	127,564
195,000	6.63%, 08/15/2037	246,155
45,000	6.50%, 02/01/2038	56,923
75,000	Petroleos Mexicanos 5.95%, 01/28/2031	72,405
650,000	Plains All American Pipeline LP / PAA Finance Corp 3.55%, 12/15/2029	658,916
815,000	Sabine Pass Liquefaction LLC 4.50%, 05/15/2030	917,905
600,000	Saudi Arabian Oil Co(b) 3.25%, 11/24/2050	550,971
Principal Amount(a)		Fair Value
Energy — (continued)
$ 225,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp(b) 4.00%, 01/15/2032	$ 221,063
		14,890,796
Financial — 7.09%
570,000	AerCap Ireland Capital Designated Activity Co / AerCap Global Aviation Trust(f) 3.88%, 01/23/2028	603,618
	Air Lease Corp
825,000	4.65%, Perpetual(f)(g)	841,500
10,000	3.38%, 07/01/2025	10,712
825,000	3.00%, 02/01/2030	823,955
750,000	3.13%, 12/01/2030	749,874
20,000	Aircastle Ltd 4.25%, 06/15/2026	21,638
	Ally Financial Inc
1,155,000	4.70%, Perpetual(g)	1,170,823
5,000	3.88%, 05/21/2024	5,423
225,000	4.63%, 03/30/2025	251,833
1,360,000	5.80%, 05/01/2025	1,587,890
270,000	5.75%, 11/20/2025	309,395
995,000	8.00%, 11/01/2031	1,399,423
320,000	American International Group Inc 4.20%, 04/01/2028	361,706
260,000	Antares Holdings LP(b) 3.95%, 07/15/2026	266,963
230,000	Athene Global Funding(b) 2.55%, 11/19/2030	224,041
1,355,000	Athene Holding Ltd 3.50%, 01/15/2031	1,422,685
	Aviation Capital Group LLC(b)
450,000	5.50%, 12/15/2024	505,731
240,000	1.95%, 01/30/2026	235,278
225,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander(b) 5.38%, 04/17/2025	253,501
200,000	Banco Santander SA 2.75%, 12/03/2030	194,285
	Bank of America Corp
75,000	3.00%, 12/20/2023	77,966
295,000	0.81%, 10/24/2024	295,552
3,975,000	4.18%, 11/25/2027	4,445,046
1,655,000	Barclays PLC 3.56%, 09/23/2035	1,685,435
	Brixmor Operating Partnership LP REIT
60,000	2.25%, 04/01/2028	59,378
25,000	4.13%, 05/15/2029	27,475
900,000	4.05%, 07/01/2030	988,099
2,030,000	Citigroup Inc 3.50%, 05/15/2023	2,149,221

See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2021
Principal Amount(a)		Fair Value
Financial — (continued)
$ 155,000	CNO Financial Group Inc 5.25%, 05/30/2029	$ 181,453
145,000	Corporate Office Properties LP REIT 2.75%, 04/15/2031	143,116
560,000	Credit Agricole SA 4.00%, 01/10/2033 5-yr. Swap + 1.64%	602,909
990,000	Credit Suisse AG 0.50%, 02/02/2024	982,206
355,000	Danske Bank A/S(b) 5.38%, 01/12/2024	395,454
	Deutsche Bank AG
1,900,000	1.45%, 04/01/2025	1,907,155
745,000	3.55%, 09/18/2031	779,913
20,000	Fidelity & Guaranty Life Holdings Inc(b) 5.50%, 05/01/2025	23,010
1,455,000	Fidelity National Financial Inc 3.40%, 06/15/2030	1,537,832
585,000	FS KKR Capital Corp 3.40%, 01/15/2026	598,370
1,865,000	GE Capital Funding LLC(b) 4.40%, 05/15/2030	2,121,149
960,000	Global Atlantic Finance Co(b) 4.40%, 10/15/2029	1,027,444
	Goldman Sachs Group Inc
1,510,000	0.48%, 01/27/2023	1,510,883
2,895,000	0.63%, 11/17/2023	2,898,626
205,000	Healthpeak Properties Inc REIT 3.40%, 02/01/2025	221,498
	Icahn Enterprises LP / Icahn Enterprises Finance Corp
10,000	4.75%, 09/15/2024	10,479
10,000	6.25%, 05/15/2026	10,541
175,000	5.25%, 05/15/2027(b)	178,500
1,140,000	5.25%, 05/15/2027	1,162,800
745,000	4.38%, 02/01/2029(b)	722,590
	Iron Mountain Inc REIT(b)
5,000	5.00%, 07/15/2028	5,175
1,015,000	5.25%, 07/15/2030	1,054,331
220,000	Jefferies Group LLC 6.50%, 01/20/2043	297,802
915,000	JPMorgan Chase & Co 1.58%, 04/22/2027	919,017
30,000	Kreditanstalt fuer Wiederaufbau 0.25%, 10/19/2023	29,969
310,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp REIT(b) 5.25%, 10/01/2025	313,100
890,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc REIT(b) 3.88%, 02/15/2029	901,063
	Morgan Stanley
1,910,000	0.53%, 01/25/2024	1,908,852
Principal Amount(a)		Fair Value
Financial — (continued)
$ 2,470,000	4.35%, 09/08/2026	$ 2,795,007
360,000	Nasdaq Inc 0.45%, 12/21/2022	360,130
1,140,000	National Securities Clearing Corp(b) 0.40%, 12/07/2023	1,139,645
1,580,000	Nationwide Building Society(b) 0.55%, 01/22/2024	1,575,477
	Navient Corp
95,000	7.25%, 09/25/2023	103,312
1,015,000	5.00%, 03/15/2027	1,022,612
1,840,000	New York Life Global Funding(b) 0.85%, 01/15/2026	1,811,677
	OneMain Finance Corp
25,000	8.88%, 06/01/2025	27,656
470,000	5.38%, 11/15/2029	506,900
915,000	Owl Rock Capital Corp 2.63%, 01/15/2027	909,927
50,000	Quicken Loans LLC(b) 5.25%, 01/15/2028	52,750
	Quicken Loans LLC / Quicken Loans Co-Issuer Inc(b)
125,000	3.63%, 03/01/2029	121,562
3,880,000	3.88%, 03/01/2031	3,773,300
10,000	Regency Centers LP REIT 2.95%, 09/15/2029	10,327
110,000	Retail Opportunity Investments Partnership LP REIT 4.00%, 12/15/2024	117,094
350,000	Royal Bank of Canada 0.50%, 10/26/2023	350,666
	Santander Holdings USA Inc
15,000	3.50%, 06/07/2024	16,058
210,000	3.24%, 10/05/2026	224,008
1,045,000	SBA Communications Corp REIT(b) 3.13%, 02/01/2029	1,001,081
5,000	Sirius International Group Ltd(b) 4.60%, 11/01/2026	5,069
	Societe Generale SA(b)
670,000	4.75%, 11/24/2025	745,830
2,385,000	3.65%, 07/08/2035	2,408,231
15,000	Spirit Realty LP REIT 3.40%, 01/15/2030	15,733
	Standard Chartered PLC(b)
810,000	4.64%, 04/01/2031	925,444
1,655,000	3.27%, 02/18/2036	1,634,620
295,000	Sumitomo Mitsui Financial Group Inc 0.51%, 01/12/2024	294,370
	Synchrony Financial
20,000	2.85%, 07/25/2022	20,487
205,000	4.38%, 03/19/2024	223,297
1,790,000	Toronto-Dominion Bank 0.25%, 01/06/2023	1,788,833

See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2021
Principal Amount(a)		Fair Value
Financial — (continued)
$ 200,000	Unifin Financiera SAB de CV(b) 9.88%, 01/28/2029	$ 197,294
195,000	Welltower Inc REIT 4.25%, 04/01/2026	219,857
		67,811,937
Industrial — 2.95%
1,280,000	Avnet Inc 4.63%, 04/15/2026	1,441,593
	Boeing Co
1,900,000	2.20%, 02/04/2026	1,903,410
5,000	2.25%, 06/15/2026	5,052
5,000	2.95%, 02/01/2030	5,018
15,000	5.15%, 05/01/2030	17,446
235,000	3.63%, 02/01/2031	247,099
5,000	3.55%, 03/01/2038	4,974
5,000	5.71%, 05/01/2040	6,201
5,000	3.38%, 06/15/2046	4,614
5,000	3.65%, 03/01/2047	4,743
5,000	3.63%, 03/01/2048	4,730
10,000	3.85%, 11/01/2048	9,976
6,325,000	3.75%, 02/01/2050	6,156,323
2,075,000	5.81%, 05/01/2050(f)	2,664,003
5,000	5.93%, 05/01/2060	6,525
598,000	Builders FirstSource Inc(b) 6.75%, 06/01/2027	643,089
3,750,000	Caterpillar Financial Services Corp 0.45%, 09/14/2023	3,762,162
	Cemex SAB de CV(b)
905,000	5.20%, 09/17/2030	984,821
1,080,000	3.88%, 07/11/2031	1,068,876
	Embraer Netherlands Finance BV
5,000	5.05%, 06/15/2025	5,262
465,000	5.40%, 02/01/2027	488,936
600,000	General Electric Co(f) 3.63%, 05/01/2030	651,874
5,000	Huntington Ingalls Industries Inc 3.84%, 05/01/2025	5,453
760,000	Indian Railway Finance Corp Ltd(b) 2.80%, 02/10/2031	721,514
	Jabil Inc
660,000	1.70%, 04/15/2026	661,105
10,000	3.00%, 01/15/2031	10,171
100,000	Jeld-Wen Inc(b) 4.63%, 12/15/2025	102,000
3,615,000	John Deere Capital Corp 2.95%, 04/01/2022	3,706,733
405,000	Sensata Technologies BV(b) 4.00%, 04/15/2029	407,511
	Spirit AeroSystems Inc
670,000	7.50%, 04/15/2025(b)	717,925
675,000	4.60%, 06/15/2028	659,812
230,000	Standard Industries Inc(b)(f) 4.38%, 07/15/2030	230,575
Principal Amount(a)		Fair Value
Industrial — (continued)
	TransDigm Inc(b)
$ 505,000	6.25%, 03/15/2026	$ 534,669
390,000	4.63%, 01/15/2029	384,349
		28,228,544
Technology — 0.89%
	Broadcom Inc
2,205,000	5.00%, 04/15/2030	2,536,075
15,000	4.15%, 11/15/2030	16,397
815,000	4.30%, 11/15/2032	899,533
5,000	Dell International LLC / EMC Corp(b) 7.13%, 06/15/2024	5,135
715,000	International Business Machines Corp 2.85%, 05/13/2022	734,355
	Marvell Technology Inc(b)
545,000	2.45%, 04/15/2028	548,349
465,000	2.95%, 04/15/2031	465,405
310,000	Microchip Technology Inc 4.33%, 06/01/2023	332,454
	Micron Technology Inc
5,000	5.33%, 02/06/2029	5,966
1,325,000	4.66%, 02/15/2030	1,526,255
15,000	NXP BV / NXP Funding LLC / NXP USA Inc(b) 3.15%, 05/01/2027	16,076
510,000	Open Text Holdings Inc(b) 4.13%, 02/15/2030	515,727
525,000	Qorvo Inc(b) 3.38%, 04/01/2031	531,998
335,000	SS&C Technologies Inc(b) 5.50%, 09/30/2027	355,896
		8,489,621
Utilities — 0.59%
	AES Corp(b)
100,000	3.95%, 07/15/2030	107,580
255,000	2.45%, 01/15/2031	246,413
	Calpine Corp(b)
455,000	5.13%, 03/15/2028	462,426
740,000	3.75%, 03/01/2031	706,589
285,000	Edison International 4.95%, 04/15/2025	319,146
905,000	FirstEnergy Corp 3.40%, 03/01/2050	834,862
5,000	IPALCO Enterprises Inc(b) 4.25%, 05/01/2030	5,548
35,000	NextEra Energy Capital Holdings Inc 2.40%, 09/01/2021	35,247
	NRG Energy Inc(b)
395,000	4.45%, 06/15/2029	432,606
490,000	5.25%, 06/15/2029	524,912
	Pacific Gas & Electric Co
100,000	3.25%, 06/01/2031	98,925
1,130,000	4.30%, 03/15/2045	1,085,438
210,000	4.25%, 03/15/2046	201,172

See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2021
Principal Amount(a)		Fair Value
Utilities — (continued)
$ 685,000	3.50%, 08/01/2050	$ 593,179
25,000	Vistra Operations Co LLC(b) 3.70%, 01/30/2027	25,921
		5,679,964
TOTAL CORPORATE BONDS AND NOTES — 26.88% (Cost $259,100,494)		$ 257,019,934
CONVERTIBLE BONDS
Communications — 0.66%
	DISH Network Corp
550,000	2.32%, 12/15/2025(b)(h)	672,100
2,645,000	3.38%, 08/15/2026	2,783,862
380,000	Expedia Group Inc(b)(h) (1.62%), 02/15/2026	411,920
315,000	Liberty Media Corp(b) 0.50%, 12/01/2050	351,855
920,000	Palo Alto Networks Inc(b) 0.38%, 06/01/2025	1,199,680
615,000	Twitter Inc(b)(h) 2.05%, 03/15/2026	559,214
330,000	Uber Technologies Inc(b)(h) (1.01%), 12/15/2025	346,179
		6,324,810
Consumer, Cyclical — 0.23%
295,000	JetBlue Airways Corp(b) 0.50%, 04/01/2026	322,288
450,000	Marriott Vacations Worldwide Corp(b)(h) (3.28%), 01/15/2026	532,125
440,000	Peloton Interactive Inc(b)(h) 2.19%, 02/15/2026	398,200
545,000	Southwest Airlines Co 1.25%, 05/01/2025	946,256
		2,198,869
Consumer, Non-Cyclical — 0.66%
	BioMarin Pharmaceutical Inc
870,000	0.60%, 08/01/2024(f)	885,225
1,595,000	1.25%, 05/15/2027(b)	1,571,075
135,000	Chegg Inc(b)(h) (1.68%), 09/01/2026	148,298
120,000	Guardant Health Inc(b)(h) (3.62%), 11/15/2027	157,275
365,000	Halozyme Therapeutics Inc(b) 0.25%, 03/01/2027	351,312
415,000	Ionis Pharmaceuticals Inc(b)(h) (0.20%), 04/01/2026	419,189
195,000	Livongo Health Inc(b) 0.88%, 06/01/2025	314,438
425,000	Neurocrine Biosciences Inc 2.25%, 05/15/2024	558,344
170,000	Shift4 Payments Inc(b)(h) (6.22%), 12/15/2025	238,646
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 275,000	SmileDirectClub Inc(b)(h) 3.02%, 02/01/2026	$ 240,453
1,310,000	Teladoc Health Inc(b) 1.25%, 06/01/2027	1,464,744
		6,348,999
Technology — 0.02%
140,000	LivePerson Inc(b)(h) (0.06%), 12/15/2026	140,434
70,000	Lumentum Holdings Inc 0.50%, 12/15/2026	77,266
		217,700
Utilities — 0.03%
210,000	NRG Energy Inc 2.75%, 06/01/2048	237,037
TOTAL CONVERTIBLE BONDS — 1.60% (Cost $14,742,615)		$ 15,327,415
FOREIGN GOVERNMENT BONDS AND NOTES
3,475,000	European Investment Bank 0.25%, 09/15/2023	3,472,666
30,700,000	Export-Import Bank of Korea INR, 6.75%, 08/09/2022	420,329
3,455,000	Inter-American Development Bank 0.50%, 05/24/2023	3,473,831
35,340,000	International Finance Corp INR, 5.85%, 11/25/2022	480,440
42,745,600	Mexican Bonos MXN, 6.75%, 03/09/2023	2,176,234
	Mexico Government International Bond
1,725,000	4.28%, 08/14/2041	1,759,500
890,000	3.77%, 05/24/2061	793,470
65,000	Province of Quebec Canada 0.60%, 07/23/2025	64,366
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 1.32% (Cost $12,716,801)		$ 12,640,836
MORTGAGE-BACKED SECURITIES
Non-Agency — 1.90%
205,000	Banco Do Brasil UBS Trust(b) Series 2012-TFT Class A 2.89%, 06/05/2030	204,155
102,133	Barclays Commercial Mortgage Secured Trust(b) Series 2013-TYSN Class A2 3.76%, 09/05/2032	102,283

See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2021
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 24,949	BX Commercial Mortgage Trust (b)(c) Series 2020-BXLP Class C 1.24%, 12/15/2036 1-mo. LIBOR + 1.12%	$ 24,949
1,066,223	CIM Trust(b)(e) Series 2021-NR2 Class A1 2.57%, 07/25/2059	1,066,880
20,000	Citigroup Commercial Mortgage Trust (b) Series 2019-PRM Class A 3.34%, 05/10/2036	21,201
431,192	Citigroup Mortgage Trust(b)(d) Series 2019-B Class A1 3.26%, 04/25/2066	434,928
405,000	COMM Mortgage Trust(b) Series 2012-CR3 Class AM 3.42%, 10/15/2045	408,607
	Credit Suisse Mortgage Trust(b)
	Series 2019-SKLZ Class D
50,000	3.72%, 01/15/2034(c) 1-mo. LIBOR + 3.60%	49,342
	Series 2021-RPL1 Class A1
455,565	1.67%, 09/27/2060(d)	454,883
118,864	GCAT Trust(b)(d) Series 2019-RPL1 Class A1 2.65%, 10/25/2068	122,766
	Goldman Sachs Mortgage Securities Trust
	Series 2013-PEMB Class A
300,000	3.67%, 03/05/2033(b)(d)	312,874
	Series 2014-GC18 Class AS
370,000	4.38%, 01/10/2047	396,225
	Series 2014-GC18 Class B
990,000	4.89%, 01/10/2047(d)	976,592
	Series 2020-GC47 Class A4
1,500,000	2.12%, 05/12/2053	1,499,321
	JP Morgan Chase Commercial Mortgage Securities Trust(b)(d)
	Series 2012-C8 Class C
120,000	4.78%, 10/15/2045	112,401
	Series 2012-LC9 Class C
725,000	4.57%, 12/15/2047	740,381
	Legacy Mortgage Asset Trust(b)
	Series 2020-GS5 Class A1
132,106	3.25%, 06/25/2060	134,825
	Series 2020-RPL1 Class A2
875,000	3.25%, 09/25/2059(d)	926,079
	Series 2021-GS2 Class A1
565,000	1.75%, 04/25/2061(e)	564,804
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 750,000	Mill City Mortgage Loan Trust(b)(d) Series 2021-NMR1 Class M2 2.50%, 11/25/2060	$ 747,991
	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2012-CKSV Class A2
100,000	3.28%, 10/15/2030(b)	99,223
	Series 2013-C12 Class C
65,000	4.92%, 10/15/2046(d)	65,186
	Series 2016-C30 Class C
785,000	4.25%, 09/15/2049(d)	770,148
190,000	Morgan Stanley Capital I Trust(b)(d) Series 2011-C2 Class B 5.20%, 06/15/2044	192,434
	Preston Ridge Partners Mortgage LLC(b)
	Series 2020-5 Class A1
212,422	3.10%, 11/25/2025(e)	213,990
	Series 2021-1 Class A1
754,417	2.12%, 01/25/2026(d)	754,620
	Series 2021-2 Class A1
357,516	2.12%, 03/25/2026(d)	358,288
	Series 2021-3 Class A1
725,000	1.87%, 04/25/2026(e)	725,000
450,000	RBS Commercial Funding Inc Trust(b)(d) Series 2013-GSP Class A 3.96%, 01/15/2032	478,627
110,000	UBS-Barclays Commercial Mortgage Trust(b)(d) Series 2012-C2 Class BEC 4.97%, 05/10/2063	102,256
213,485	VOLT XCII LLC(b)(e) Series 2021-NPL1 Class A1 1.89%, 02/27/2051	213,511
624,431	VOLT XCIII LLC(b)(e) Series 2021-NPL2 Class A1 1.89%, 02/27/2051	621,352
558,573	VOLT XCIV LLC(b)(e) Series 2021-NPL3 Class A1 2.24%, 02/27/2051	558,287
420,123	VOLT XCVI LLC(b)(e) Series 2021-NPL5 Class A1 2.12%, 03/27/2051	419,840
1,068,660	VOLT XCVII LLC(b)(e) Series 2021-NPL6 Class A1 2.24%, 04/25/2051	1,068,566
	Wells Fargo Commercial Mortgage Trust
	Series 2013-LC12 Class B
70,000	4.41%, 07/15/2046	70,702

See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2021
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2016-C36 Class B
$ 160,000	3.67%, 11/15/2059(d)	$ 157,579
	Wells Fargo RBS Commercial Mortgage Trust
	Series 2012-C6 Class AS
185,000	3.84%, 04/15/2045	188,528
	Series 2012-C7 Class AS
360,000	4.09%, 06/15/2045(d)	365,213
	Series 2012-C7 Class C
240,000	4.96%, 06/15/2045(d)	177,075
	Series 2013-C15 Class B
590,000	4.63%, 08/15/2046(d)	588,155
	Series 2014-C20 Class B
245,000	4.38%, 05/15/2047	254,552
	Series 2014-C24 Class B
60,000	4.20%, 11/15/2047(d)	60,809
	Series 2014-C24 Class C
340,000	4.29%, 11/15/2047(d)	315,136
		18,120,564
U.S. Government Agency — 23.16%
	Federal Home Loan Mortgage Corp
10,679	2.50%, 01/01/2029	11,172
116,459	3.00%, 11/01/2034	122,776
28,953	2.50%, 06/01/2035	30,251
224,396	2.00%, 09/01/2035	231,884
177,567	2.00%, 10/01/2035	183,501
461,347	2.00%, 11/01/2035	476,778
1,911,561	2.00%, 12/01/2035	1,976,085
65,547	3.00%, 09/01/2036	69,331
72,327	3.00%, 12/01/2046	76,495
57,504	4.00%, 05/01/2047	62,422
45,511	4.50%, 10/01/2047	49,972
57,412	4.00%, 02/01/2048	62,053
8,032	4.50%, 06/01/2048	8,773
12,065	4.00%, 10/01/2048	12,954
20,025	3.50%, 09/01/2049	21,297
1,813,862	3.50%, 10/01/2049	1,929,210
20,228	3.00%, 11/01/2049	21,228
1,597,471	3.50%, 01/01/2050	1,698,819
629,238	3.50%, 05/01/2050	669,638
2,340,000	2.00%, 05/01/2051	2,364,608
	Series K740 Class A2
750,000	1.47%, 09/25/2027	759,054
	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates
	Series K026 Class A2
40,000	2.51%, 11/25/2022	41,200
	Series K027 Class A2
40,000	2.64%, 01/25/2023	41,380
	Series K045 Class A2
2,810,000	3.02%, 01/25/2025	3,036,795
	Series K050 Class A2
2,300,000	3.33%, 08/25/2025(d)	2,527,026
Principal Amount(a)		Fair Value
U.S. Government Agency — (continued)
	Series K059 Class A2
$ 650,000	3.12%, 09/25/2026(d)	$ 714,890
	Series K063 Class A2
882,076	3.43%, 01/25/2027(d)	986,052
	Series K064 Class A1
2,413,892	2.89%, 10/25/2026	2,585,100
	Series K064 Class A2
505,000	3.22%, 03/25/2027	559,795
	Series K067 Class A2
75,000	3.19%, 07/25/2027	83,191
	Series K069 Class A2
805,000	3.19%, 09/25/2027(d)	893,602
	Series K073 Class A2
2,300,000	3.35%, 01/25/2028	2,578,731
	Series K073 Class AM
100,000	3.45%, 01/25/2028(d)	112,333
	Series K075 Class A2
2,344,000	3.65%, 02/25/2028(d)	2,673,646
	Series K076 Class A2
2,000,000	3.90%, 04/25/2028	2,318,255
	Series K077 Class A2
2,500,000	3.85%, 05/25/2028(d)	2,888,437
	Series K095 Class A1
29,150	2.63%, 11/25/2028	31,309
	Series K730 Class A1
78,816	3.45%, 09/25/2024	80,608
	Series K737 Class A2
1,750,000	2.53%, 10/25/2026	1,871,960
23,868	Federal Home Loan Mortgage Corp Real Estate Mortgage Investment Conduit Series 4902 Class BA 3.00%, 01/25/2049	25,301
	Federal National Mortgage Association
11,582	2.50%, 06/01/2030	12,174
457,969	3.00%, 10/01/2033	482,197
31,747	3.00%, 06/01/2034	33,775
34,629	3.00%, 07/01/2034	37,002
15,460	3.00%, 10/01/2034	16,317
29,639	3.00%, 11/01/2034	31,339
510,590	2.50%, 08/01/2035	533,665
45,774	2.00%, 09/01/2035	47,303
1,159,205	2.00%, 10/01/2035	1,197,918
1,861,946	2.00%, 11/01/2035	1,924,241
1,904,943	2.00%, 12/01/2035	1,968,647
1,929,882	2.00%, 01/01/2036	1,994,466
51,111	4.00%, 09/01/2047	55,311
25,436	3.50%, 01/01/2048	27,180
15,181	3.50%, 03/01/2048	16,230
11,341	4.00%, 06/01/2048	12,193
17,346	4.00%, 07/01/2049	18,872
28,982	3.50%, 08/01/2049	30,833
821,611	3.50%, 09/01/2049	874,067
29,659	3.00%, 10/01/2049	31,115
1,522,371	3.00%, 11/01/2049	1,598,499
11,189	3.00%, 12/01/2049	11,730
73,610	3.00%, 01/01/2050	77,437

See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2021
Principal Amount(a)		Fair Value
U.S. Government Agency — (continued)
$ 24,858	3.00%, 02/01/2050	$ 26,094
40,020	2.50%, 05/01/2050	41,559
408,620	2.50%, 06/01/2050	424,337
208,391	2.50%, 07/01/2050	216,406
1,461,132	3.00%, 07/01/2050	1,531,220
27,556	2.50%, 08/01/2050	28,616
1,721,592	3.00%, 10/01/2050	1,805,494
2,340,000	2.00%, 05/01/2051	2,364,609
	Government National Mortgage Association
40,507	3.50%, 04/20/2047	43,047
26,789	4.00%, 04/20/2047	28,953
39,436	3.00%, 02/20/2048	41,343
55,763	3.50%, 02/20/2048	59,857
	Uniform Mortgage-Backed Security(i)
59,495,000	2.00%, TBA	60,430,419
63,850,000	2.50%, TBA	66,370,691
40,200,000	3.00%, TBA	42,106,360
		221,439,428
TOTAL MORTGAGE-BACKED SECURITIES — 25.06% (Cost $238,734,239)		$ 239,559,992
U.S. GOVERNMENT AGENCY BONDS AND NOTES
45,000	Federal Home Loan Bank 2.88%, 09/13/2024	48,608
TOTAL U.S. GOVERNMENT AGENCY BONDS AND NOTES — 0.00%(j) (Cost $45,226)		$ 48,608
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
975,000	1.50%, 11/30/2021	983,227
8,800,000	1.50%, 08/15/2022	8,960,187
17,390,000	0.13%, 09/30/2022	17,395,434
17,390,000	0.13%, 10/31/2022	17,392,717
14,825,000	1.63%, 11/15/2022	15,166,670
27,830,000	0.13%, 11/30/2022	27,831,087
9,305,000	1.63%, 12/15/2022	9,530,355
13,925,000	0.13%, 12/31/2022	13,922,280
13,380,000	0.13%, 01/31/2023	13,375,819
12,745,000	0.13%, 02/28/2023	12,739,524
7,070,000	0.13%, 03/31/2023	7,066,134
3,040,000	2.75%, 04/30/2023	3,196,037
5,095,000	1.75%, 05/15/2023	5,257,204
4,800,000	2.75%, 07/31/2023	5,073,562
7,870,000	2.75%, 11/15/2023	8,367,101
6,000,000	0.13%, 12/15/2023	5,977,969
8,000,000	2.50%, 01/31/2024	8,484,688
11,750,000	2.75%, 02/15/2024	12,551,387
150,000	2.75%, 02/28/2025	162,516
3,620,000	2.75%, 06/30/2025	3,933,639
Principal Amount(a)		Fair Value
U.S. Treasury Bonds and Notes — (continued)
$ 7,550,000	2.88%, 07/31/2025	$ 8,249,555
16,887,000	2.63%, 12/31/2025	18,325,034
8,750,000	2.63%, 01/31/2026	9,499,561
5,915,000	1.88%, 07/31/2026	6,207,515
4,100,000	2.38%, 05/15/2027	4,406,699
19,250,000	0.38%, 09/30/2027	18,264,189
10,875,000	2.38%, 05/15/2029	11,643,472
565,000	1.50%, 02/15/2030	563,278
6,000,000	0.63%, 08/15/2030(f)	5,498,438
1,000,000	0.88%, 11/15/2030(f)	935,156
145,000	3.50%, 02/15/2039	176,543
4,000,000	1.13%, 05/15/2040	3,345,781
14,150,000	1.13%, 08/15/2040	11,793,141
120,000	3.00%, 11/15/2044	136,584
1,000,000	2.50%, 02/15/2045	1,043,711
110,000	3.00%, 02/15/2048	125,980
35,000	3.13%, 05/15/2048	41,012
75,000	3.00%, 08/15/2048	86,001
3,525,000	2.00%, 02/15/2050	3,305,789
10,380,000	1.25%, 05/15/2050	8,053,826
2,750,000	1.63%, 11/15/2050(f)	2,352,539
TOTAL U.S. TREASURY BONDS AND NOTES — 32.57% (Cost $317,400,675)		$ 311,421,341
Shares
COMMON STOCK
Basic Materials — 0.01%
2,117	Newmont Corp	132,122
Communications — 0.03%
2,541	Cisco Systems Inc	129,362
2,141	Comcast Corp Class A	120,217
		249,579
Consumer, Cyclical — 0.07%
446	Home Depot Inc	144,357
4,804	Scientific Games Corp(k)	281,130
1,087	Starbucks Corp	124,451
887	Walmart Inc	124,100
		674,038
Consumer, Non-Cyclical — 0.11%
954	Abbott Laboratories	114,556
373	Anthem Inc	141,513
659	Automatic Data Processing Inc	123,226
2,332	Coca-Cola Co	125,881
728	Johnson & Johnson	118,467
1,605	Merck & Co Inc	119,573
937	Procter & Gamble Co	125,015

See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2021
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
347	UnitedHealth Group Inc	$ 138,384
		1,006,615
Energy — 0.02%
1,129	Chevron Corp	116,366
4,928	Williams Cos Inc	120,046
		236,412
Financial — 0.06%
548	American Tower Corp REIT	139,614
162	BlackRock Inc	132,726
1,467	Morgan Stanley	121,101
1,328	Progressive Corp	133,783
		527,224
Industrial — 0.05%
332	Deere & Co	123,122
347	Lockheed Martin Corp	132,054
554	Union Pacific Corp	123,038
719	United Parcel Service Inc Class B	146,576
		524,790
Technology — 0.04%
451	Accenture PLC Class A	130,776
915	Apple Inc	120,286
492	Microsoft Corp	124,073
		375,135
Utilities — 0.03%
1,327	Duke Energy Corp	133,616
1,528	NextEra Energy Inc	118,435
		252,051
TOTAL COMMON STOCK — 0.42% (Cost $3,513,869)		$ 3,977,966
CONVERTIBLE PREFERRED STOCK
Communications — 0.07%
600	2020 Cash Mandatory Exchangeable Trust 5.25%(b)	704,598
Consumer, Non-Cyclical — 0.24%
8,285	Boston Scientific Corp 5.50%	973,073
10,894	Bunge Ltd 4.88%	1,282,609
		2,255,682
Energy — 0.00%
396	El Paso Energy Capital Trust I 4.75%	19,800
Shares		Fair Value
Financial — 0.29%
1,002	Bank of America Corp 7.25%	$ 1,425,028
933	Wells Fargo & Co 7.50%	1,337,813
		2,762,841
TOTAL CONVERTIBLE PREFERRED STOCK — 0.60% (Cost $5,554,914)		$ 5,742,921
Principal Amount
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes — 0.14%
$ 1,300,000	Federal Home Loan Bank(h) 0.00%, 05/03/2021	1,300,000
U.S. Treasury Bonds and Notes — 18.30%
	U.S. Treasury Bills(h)
125,500,000	0.01%, 05/13/2021	125,499,540
34,500,000	0.00%, 05/18/2021	34,499,927
14,000,000	0.04%, 05/20/2021	13,999,993
1,000,000	0.01%, 06/10/2021	999,994
		174,999,454
Repurchase Agreements — 0.21%
999,992	Repurchase agreement (principal amount/value $1,000,000 with a maturity value of $1,000,001) with Bank of America Securities Inc, 0.01%, dated 4/30/21 to be repurchased at $999,992 on 5/3/21 collateralized by various U.S. Government Agency securities, 1.00% - 5.50%, 11/1/28 - 5/1/51, with a value of $1,020,000.(l)	999,992
999,992	Repurchase agreement (principal amount/value $1,000,000 with a maturity value of $1,000,001) with RBC Capital Markets Corp, 0.01%, dated 4/30/21 to be repurchased at $999,992 on 5/3/21 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 6/1/21 - 12/15/60, with a value of $1,020,000.(l)	999,992

See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2021
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 15	Repurchase agreement (principal amount/value $15 with a maturity value of $15) with HSBC Securities (USA) Inc, 0.00%, dated 4/30/21 to be repurchased at $15 on 5/3/21 collateralized by U.S. Treasury securities, 0.00% - 2.25%, 1/15/22 - 2/15/48, with a value of $15.(l)	$ 15
1,999,999
TOTAL SHORT TERM INVESTMENTS — 18.65% (Cost $178,299,453)		$ 178,299,453
TOTAL INVESTMENTS — 116.32% (Cost $1,118,268,104)		$1,112,177,199
OTHER ASSETS & LIABILITIES, NET — (16.32)%		$ (156,072,569)
TOTAL NET ASSETS — 100.00%		$ 956,104,630
(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at April 30, 2021.
(d)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at April 30, 2021. Maturity date disclosed represents final maturity date.
(f)	All or a portion of the security is on loan at April 30, 2021.
(g)	Security has no contractual maturity date and pays an indefinite stream of interest.
(h)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(i)	Single-class security backed by mortgage loans purchased by either Freddie Mac or Fannie Mae.
(j)	Represents less than 0.005% of net assets.
(k)	Non-income producing security.
(l)	Collateral received for securities on loan.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
REIT	Real Estate Investment Trust
TBA	To Be Announced
Currency Abbreviations:
INR	Indian Rupee
MXN	Mexican Peso
See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of April 30, 2021
Great-West Core Strategies: Flexible Bond Fund
ASSETS:
Investments in securities, fair value (including $1,937,283 of securities on loan)(a)	$1,110,177,200
Repurchase agreements, fair value(b)	1,999,999
Cash	30,886,604
Dividends and interest receivable	3,871,036
Subscriptions receivable	2,881,187
Receivable for investments sold	240,375
Total Assets	1,150,056,401
LIABILITIES:
Payable for TBA investments purchased	167,917,824
Payable for director fees	6,046
Payable for investments purchased	23,057,523
Payable for other accrued fees	56,290
Payable for shareholder services fees	265,451
Payable to investment adviser	362,919
Payable upon return of securities loaned	1,999,999
Redemptions payable	285,719
Total Liabilities	193,951,771
NET ASSETS	$956,104,630
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$9,700,235
Paid-in capital in excess of par	955,464,781
Undistributed/accumulated deficit	(9,060,386)
NET ASSETS	$956,104,630
NET ASSETS BY CLASS
Investor Class	$951,806,589
Institutional Class	$4,298,041
CAPITAL STOCK:
Authorized
Investor Class	280,000,000
Institutional Class	15,000,000
Issued and Outstanding
Investor Class	96,616,582
Institutional Class	385,770
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$9.85
Institutional Class	$11.14
(a) Cost of investments	$1,116,268,105
(b) Cost of repurchase agreements	$1,999,999
See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended April 30, 2021
Great-West Core Strategies: Flexible Bond Fund
INVESTMENT INCOME:
Interest	$4,421,549
Income from securities lending	2,161
Dividends	127,452
Total Income	4,551,162
EXPENSES:
Management fees	1,399,057
Shareholder services fees – Investor Class(a)	1,250,891
Shareholder services fees – Class L(b)	1,306
Audit and tax fees	44,246
Custodian fees	13,247
Director's fees	20,169
Distribution fees – Class L(b)	926
Legal fees	4,872
Pricing fees	34,934
Registration fees	178,832
Shareholder report fees	7,466
Transfer agent fees	7,894
Other fees	1,913
Total Expenses	2,965,753
Less amount waived by investment adviser	79,227
Less amount waived by distributor - Class L(b)	11
Net Expenses	2,886,515
NET INVESTMENT INCOME	1,664,647
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(3,840,019)
Net Realized Loss	(3,840,019)
Net change in unrealized depreciation on investments and foreign currency translations	(6,617,333)
Net Change in Unrealized Depreciation	(6,617,333)
Net Realized and Unrealized Loss	(10,457,352)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,792,705)
(a)	Investor Class inception date was September 3, 2020.
(b)	Class L ceased operations on October 2, 2020.
See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended April 30, 2021 and April 30, 2020
Great-West Core Strategies: Flexible Bond Fund	2021	2020
OPERATIONS:
Net investment income	$1,664,647	$271,998
Net realized gain (loss)	(3,840,019)	224,592
Net change in unrealized appreciation (depreciation)	(6,617,333)	425,125
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,792,705)	921,715
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class(a)	(1,087,147)	-
Class L(b)	-	(12,748)
Institutional Class	(1,851)	(197,495)
From Net Investment Income and Net Realized Gains	(1,088,998)	(210,243)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class(a)	1,018,991,876	-
Class L(b)	551,676	1,003,785
Institutional Class	3,292,341	1,157,095
Shares issued in reinvestment of distributions
Investor Class(a)	1,087,147	-
Class L(b)	-	12,748
Institutional Class	1,851	197,495
Shares redeemed
Investor Class(a)	(58,149,158)	-
Class L(b)	(1,190,455)	(727,316)
Institutional Class	(9,673,847)	(521,184)
Net Increase in Net Assets Resulting from Capital Share Transactions	954,911,431	1,122,623
Total Increase in Net Assets	945,029,728	1,834,095
NET ASSETS:
Beginning of year	11,074,902	9,240,807
End of year	$956,104,630	$11,074,902
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class(a)	102,376,061	-
Class L(b)	51,107	98,066
Institutional Class	294,044	110,691
Shares issued in reinvestment of distributions
Investor Class(a)	108,550	-
Class L(b)	-	1,258
Institutional Class	164	19,027
Shares redeemed
Investor Class(a)	(5,868,029)	-
Class L(b)	(109,341)	(70,567)
Institutional Class	(871,674)	(50,107)
Net Increase	95,980,882	108,368
(a)	Investor Class inception date was September 3, 2020.
(b)	Class L ceased operations on October 2, 2020.
See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
4/30/2021 (c)	$10.00	0.03	(0.17)	(0.14)	(0.01)	—	(0.01)	$ 9.85	(1.35%) (d)
Institutional Class
4/30/2021	$10.86	0.17	0.11	0.28	(0.00) (e)	—	(0.00) (e)	$11.14	2.60%
4/30/2020	$10.13	0.28	0.65	0.93	(0.20)	—	(0.20)	$10.86	9.32%
4/30/2019 (f)	$10.00	0.27	0.12	0.39	(0.26)	(0.00) (e)	(0.26)	$10.13	3.93% (d)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)(h)
Investor Class
04/30/2021 (c)	$951,807	0.79% (i)	0.79% (i)	0.42% (i)	180%
Institutional Class
04/30/2021	$ 4,298	1.13%	0.45%	1.50%	180%
04/30/2020	$ 10,459	1.37%	0.45%	2.64%	60%
04/30/2019 (f)	$ 8,949	1.67% (i)	0.45% (i)	3.21% (i)	17% (d)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	Investor Class inception date was September 3, 2020.
(d)	Not annualized for periods less than one full year.
(e)	Amount was less than $0.01 per share.
(f)	Institutional Class inception date was June 25, 2018.
(g)	Portfolio turnover includes purchases and sales from mortgage dollar roll transactions which occurred during the period, if any. Excluding these transactions, the portfolio turnover would have been 51% for the year ended April 30, 2021.
(h)	Portfolio turnover is calculated at the Fund level.
(i)	Annualized.
See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of fifty-five funds. Interests in the Great-West Core Strategies: Flexible Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek to provide total return, consistent with two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings. The Fund is diversified as defined in the 1940 Act. The Fund shares are available through certain broker-dealers, custodians or trustees of individual retirement accounts, or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. Class L shares were previously offered but ceased operations on October 2, 2020. Investor shares commenced operations on September 3, 2020. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - April 30, 2021

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Convertible Bonds, Convertible Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.

Annual Report - April 30, 2021

U.S. Government Agency Bonds and Notes, U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of April 30, 2021, all of the Fund’s investments are valued using Level 2 inputs, except for Common Stock and Convertible Preferred Stock, which are valued using Level 1 inputs. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
To Be Announced Transactions
The Fund may invest in securities known as To Be Announced (TBA) securities. TBA’s are Federal National Mortgage Association, Federal Home Loan Mortgage Corporation or Government National Mortgage Association issued mortgage backed securities for forward settlement, in which the buyer and seller decide on trade parameters, but the exact pools are unknown until two days before settlement date. The transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. TBA transactions generally settle monthly on a specified date. TBA’s are included in Investments in securities, fair value on the Statement of Assets and Liabilities.
Dollar Rolls
The Fund may enter into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA and simultaneously agrees to purchase a similar, but not identical, TBA with the same issuer, rate, and terms on a later date at a set price from the same counterparty. The Fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The Fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities but may close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of the Fund. Actual mortgages received by the Fund may be less favorable than those anticipated. The Fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Annual Report - April 30, 2021

Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid twice annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended April 30, 2021 and 2020 were as follows:
	2021	2020
Ordinary income	$1,011,594	$208,075
Long-term capital gain	77,404	2,168
	$1,088,998	$210,243
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and market discount adjustments.

Annual Report - April 30, 2021

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At April 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$876,522
Undistributed long-term capital gains	—
Capital loss carryforwards	(2,961,638)
Post-October losses	—
Net unrealized depreciation	(6,975,270)
Tax composition of capital	$(9,060,386)
At April 30, 2021, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. During the year ended April 30, 2021, the Fund did not utilize any capital loss carryforwards. Details of the capital loss carryforwards as of April 30, 2021, were as follows:
No Expiration	$(2,961,638)
Total	(2,961,638)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of April 30, 2021 were as follows:
Federal tax cost of investments	$1,119,152,469
Gross unrealized appreciation on investments	5,255,117
Gross unrealized depreciation on investments	(12,230,387)
Net unrealized depreciation on investments	$(6,975,270)
Application of Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued ASU No. 2020-04, “Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848)” (ASU No. 2020-04). ASU No. 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates scheduled to begin at the end of 2021. The temporary relief provided is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The Fund is evaluating the impact, if any, of ASU No. 2020-04 on the financial statements.
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.38% of the Fund’s average daily net assets. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.45% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees, distribution fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on August 28, 2022 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At April 30, 2021, the amounts available for recoupment were as follows:

Annual Report - April 30, 2021

Expires April 30, 2022	Expires April 30, 2023	Expires April 30, 2024	Recoupment of Past Reimbursed Fees by the Adviser
$108,952	$120,062	$79,227	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Loomis, Sayles & Company, L.P. (the Sub-Adviser). The Adviser is responsible for compensating the Sub-Adviser for its services.
Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class. Class L shares of the Fund ceased operations on October 2, 2020.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund. Prior to October 2, 2020, the Fund had entered into a plan of distribution which provided for compensation for distribution of Class L shares and for the provision of services to Class L shareholders. The distribution plan provided for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares. Class L shares of the Fund ceased operations on October 2, 2020.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all fifty-five funds for which they serve as directors was $1,056,000 for the fiscal year ended April 30, 2021.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended April 30, 2021, the aggregate cost of purchases and proceeds from sales of investments (including mortgage dollar rolls and TBA transactions, excluding all U.S. Government securities and short-term securities) were $452,693,232 and $54,229,746, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $1,134,738,606 and $598,451,548, respectively.
4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of April 30, 2021, the Fund had securities on loan valued at $1,937,283 and received collateral as reported on the Statement of Assets and Liabilities of $1,999,999 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of April 30, 2021. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.

Annual Report - April 30, 2021

Security lending transactions	Total (a)
Corporate Bonds and Notes	$556,967
Convertible Bonds	914,500
U.S. Treasury Bonds and Notes	528,532
Total secured borrowings	$1,999,999
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to April 30, 2021, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - April 30, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Core Strategies: Flexible Bond Fund (the “Fund”), one of the funds constituting the Great-West Funds, Inc., as of April 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from June 25, 2018 (commencement of operations) to April 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from June 25, 2018 (commencement of operations) to April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
June 18, 2021
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended April 30, 2021, 5% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.
Investment Advisory Contract Approval
The Board of Directors (the “Board”) of Great-West Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), at a meeting held on April 20, 2021 (the “April Meeting”), unanimously approved the continuation of (i) the investment advisory agreement (the “Advisory Agreement”) between Great-West Capital Management, LLC (“GWCM”) and the Company, on behalf of the Great-West Core Strategies: Flexible Bond Fund (the “Fund”), and (ii) the investment sub-advisory agreement (the “Sub-Advisory Agreement”) by and among the Company, GWCM and Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Sub-Adviser”), with respect to the Fund. (The Fund and the Company’s other series are referred to collectively as the “Great-West Funds.”)
Pursuant to the Advisory Agreement, GWCM acts as investment adviser and, subject to oversight by the Board, directs the investments of the Fund in accordance with its investment objective, policies and limitations. GWCM also provides, subject to oversight by the Board, the management and administrative services necessary for the Fund’s operation. In addition, GWCM is responsible for allocating the assets of the Fund among one or more sub-advisers. In this connection, the Fund operates under a manager-of-managers structure pursuant to an order issued by the United States Securities and Exchange Commission, which permits GWCM to enter into and materially amend the Sub-Advisory Agreement with Board approval but without shareholder approval, unless the sub-adviser is an affiliated person. GWCM is responsible for monitoring and evaluating the performance of the Sub-Adviser and for recommending the hiring, termination and replacement of the Sub-Adviser to the Board.
Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, subject to general supervision and oversight by GWCM and the Board, is responsible for the day-to-day management of the investment and reinvestment of its allocated portion of the Fund’s assets, which includes making decisions to buy, sell or hold any particular security.
On March 30, 2021 (the “March Meeting”), the Independent Directors met separately with independent legal counsel in advance of the April Meeting to evaluate information encompassing a wide variety of topics and furnished by GWCM and the Sub-Adviser in connection with the proposed continuation of the Advisory Agreement and the Sub-Advisory Agreement (collectively, the “Agreements” or each, an “Agreement”), and met separately with representatives of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and with GWCM to review comparative information on the Fund’s investment performance, fees and expenses. In addition, at the March Meeting, the Independent Directors met separately with representatives of an independent provider of mutual fund advisory contract renewal consulting services (the “Independent Fee Consultant”) to review comparative information regarding the Fund’s investment performance, fees and expenses, and further discussed such information with GWCM. The Independent Directors also considered additional information provided in response to their requests made following the March Meeting. The Independent Directors further discussed continuation of the Agreements separately with independent legal counsel at the April Meeting. The Independent Directors weighed and considered the information provided in light of their substantial accumulated experience in governing the Fund and the other Great-West Funds. Although the Board considered the approval of the Agreements for the Fund as part of its multi-faceted annual review process of agreements across the Great-West Funds, the Board’s approvals were made on a fund-by-fund basis.
In approving the continuation of each of the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year.

Furthermore, at each of its meetings, the Board covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of advisory agreements for the Great-West Funds, including the services and support provided to each of the Great-West Funds, including the Fund and its shareholders.
In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Director’s business judgment after a comprehensive consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board. The Independent Directors were assisted throughout the evaluation process by independent legal counsel.
Based upon its review of the Agreements and the information provided to it, the Board concluded that each Agreement was reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the continuation of the Agreements are discussed below.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided and to be provided to the Fund by GWCM and the Sub-Adviser (each, an “adviser”). Among other things, the Board considered, as applicable, each adviser’s organizational history, personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and to obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Fund. The Board also reviewed, as applicable, the qualifications, experience, education, tenure and responsibilities of the senior personnel serving the Fund and the portfolio management team responsible for the day-to-day management of the Fund, as well as each adviser’s efforts to attract, retain and motivate capable personnel to serve the Fund. In addition, the Board considered, as applicable, each adviser’s reputation for management of its investment strategies, its disaster recovery procedures, including cybersecurity risk mitigation, its overall financial condition and ability to carry out its obligations to the Fund, its technical resources, operational capabilities and safeguards, and compliance policies and procedures, including for liquidity risk management oversight, as well as each adviser’s practices, as applicable, regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. With respect to GWCM, the Board noted recent and anticipated system and process enhancements, such as the implementation of a new trade order management system and compliance tool, use of an industry leading portfolio and risk analytics program, enhancements to investment applications, and GWCM’s efforts generally to ensure that third-party programs used to service the Fund are monitored effectively and upgraded as needed.
Consideration was also given to the fact that the Board meets with representatives of the Sub-Adviser and GWCM every year to discuss portfolio management strategies and performance. Additionally, the quality of each adviser’s communications with the Board, as well as the adviser’s responsiveness to the Board, were taken into account. Also considered was each adviser’s response to market volatility and economic developments and changing circumstances in the mutual fund industry. In this regard, the Board received and considered information furnished by each adviser on the impacts of the coronavirus (COVID-19) outbreak on each adviser generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund.
The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by GWCM and the Sub-Adviser.
Investment Performance
The Board received and considered information regarding the investment performance of the Fund. The Board noted that the Fund commenced operations on June 25, 2018 (with respect to the Fund’s Institutional Class shares), and given the limited operating period, the Board reviewed performance information for the Fund’s Institutional Class as compared against its benchmark index and a “performance universe” of peer funds compiled by Broadridge, based on Lipper fund classifications, for the one- and two-year periods ended December 31, 2020. In evaluating the Fund’s performance, the Board noted how the Fund performed relative to the returns of its respective benchmark index and the performance universe. In addition, the Board noted that it had also received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index and to a peer group of funds.

The Board observed that the annualized returns for the one- and two-year periods ended December 31, 2020 were in the second and third quintiles, respectively, of the Fund’s performance universe (the first quintile being the best performers and the fifth quintile being the worst performers), exceeding the performance universe median for the one-year period. Although the annualized returns of the Fund’s Institutional Class were below its performance universe median for the two-year period ended December 31, 2020, the Fund’s specific ranking was in the 54th percentile of the performance universe. The Board also observed that the Fund’s Institutional Class outperformed its benchmark index for each period reviewed.
In evaluating the foregoing, including the Fund’s limited period of operations, the Board considered the Sub-Adviser’s investment decision-making process and those of GWCM (with respect to the portion of the Fund’s portfolio not allocated to Loomis Sayles), the organization, composition and experience of each adviser’s investment personnel and its portfolio risk controls, among other things, as well as its performance attribution commentary. Also considered by the Board were GWCM’s processes for overseeing and analyzing the Sub-Adviser’s performance, including GWCM’s systematic approach to performance monitoring.
The Board determined that it was satisfied with the oversight of and information provided regarding the Fund’s investment performance.
Costs and Profitability
The Board considered the costs of services provided by GWCM and the Sub-Adviser from their relationships with the Fund. With respect to the costs of services, the Board considered the structure and the level of the investment management fees and other expenses payable by the Fund. In this regard, the Board noted that GWCM has contractually agreed to limit the fees and expenses of the Fund through August 28, 2022.
The Board noted that GWCM, not the Fund, pays the sub-advisory fees to the Sub-Adviser and that such fees were negotiated at arm’s length between GWCM and the Sub-Adviser. In evaluating the management fee and total expense ratio of the Fund as to each of the Fund’s Institutional Class and Investor Class, the Board considered the fees payable by and the total expense ratio of a peer group of funds managed by other investment advisers, as determined by Broadridge, based on Lipper fund classifications. Specifically, the Board considered (i) the Fund’s management fee as provided in the Advisory Agreement (the “Contractual Management Fee”) in comparison to the contractual management fees of the peer group of funds and (ii) the Fund’s total expense ratio in comparison to the peer group funds’ total expense ratios (in all cases, net of any waivers, if applicable). In addition, the Board considered the Fund’s total expense ratio in comparison to the median expense ratio for all funds in the peer group. As part of its comprehensive evaluation, the Board also reviewed a report from the Independent Fee Consultant assessing expenses in the context of performance.
The Board observed that the Fund’s Contractual Management Fee for each class was lower than its respective peer group median contractual management fee. The Board also observed that although the total annual operating expense ratio for the Fund’s Investor Class was above its peer group median expense ratio, ranking in the fourth quintile of its peer group (with the first quintile being the lowest expenses and the fifth quintile being the highest expenses), the specific ranking was in the 64th percentile of the peer group. In addition, the Board noted that the total annual operating expense ratio for the Fund’s Institutional Class was below its peer group median expense ratio, ranking in the second quintile of the peer group.
The Board also reviewed information regarding the fees charged by GWCM and the Sub-Adviser to similar other funds of the Company managed by GWCM and the Sub-Adviser, as applicable, and/or standard institutional fee schedules for the relevant investment strategy. In particular, the Board noted that the information provided included the Sub-Adviser’s standard institutional multi-sector bond strategy fee schedule, as disclosed in its Form ADV, as well as the fees charged by the Sub-Adviser for its own retail mutual fund and two other bond funds managed in the same investment style as the Fund. The Board noted that any fees charged by the Sub-Adviser to these other accounts and products appeared to be competitive with the fee charged to GWCM for the Fund.
The Board further considered the overall financial soundness of and the profits estimated to be realized by GWCM and the Sub-Adviser. For this purpose, the Board reviewed the financial statements and profitability information from GWCM and the Sub-Adviser.
With respect to GWCM’s profitability information, the Board considered the review undertaken by management in 2020 of the organization’s expense allocation methodology following an internal corporate restructuring and, following such review, GWCM’s determination to adjust the methodology used in determining profitability. In this connection, the Board took into account its discussions with management regarding the methodology as well as the analysis performed by an independent auditor, including the auditor’s conclusion that the methodology was reasonable. The Board also considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also reviewed a report from Broadridge comparing pre-tax investment management profitability margins for the latest fiscal year for certain publicly-traded advisers to fund complexes, as compared to GWCM’s estimated complex-level profits. The Board considered that, while GWCM’s overall profitability is not unreasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business and the adviser’s assumptions regarding allocations of revenue and expenses. In addition, with respect to the Fund in particular, the Board noted that GWCM reported a negative margin associated with its management of the Fund.
Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to have been realized by GWCM and its affiliates and the Sub-Adviser were not unreasonable in relation to the nature, extent and quality of the services provided.
Economies of Scale
The Board received and considered information about the potential for GWCM to experience economies of scale in the provision of services to the Fund and the extent to which potential scale benefits are shared with shareholders. In evaluating economies of scale, the Board considered, among other things, the current level of management and sub-advisory fees payable by the Fund and GWCM, respectively, and whether those fees include breakpoints, as well as comparative fee information, the profitability and financial condition of GWCM, and the current level of the Fund’s assets. The Board noted that GWCM shares potential economies of scale from its business in a variety of ways, including through fee waiver arrangements, services that benefit shareholders, competitive management fee rates set at the outset, and investments in the business intended to enhance services available to shareholders. In its evaluation, the Board recalled its observation that the Contractual Management Fee for the Fund was lower than the median contractual management fee of its peer group. In addition, the Board reviewed data provided by Broadridge regarding the percentage of the management fee retained by GWCM which, as to each Fund class, was below the median of the Fund’s Lipper investment classification.
Based on the information provided, the Board concluded that GWCM’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other Factors
The Board received and considered information regarding ancillary benefits derived or to be derived by GWCM or the Sub-Adviser from their relationships with the Fund as part of the total mix of information evaluated by the Board. In this regard, the Board noted the Sub-Adviser’s statement that it may from time to time use the performance of various funds in marketing its separate account investment advisory services, an ancillary benefit that the Sub-Adviser does not believe is material. The Sub-Adviser also noted that it may attract additional advisory clients from the reputational benefit of serving in its capacity to the Fund.
The Board also noted where services were provided to the Fund by affiliates of GWCM, including, in particular, the various recordkeeping, administrative and shareholder services provided by Empower Retirement, LLC (“Empower”) pursuant to a shareholder services agreement, effective April 29, 2020. (Great-West Life & Annuity Insurance Company (“GWL&A”), the parent company of Empower and GWCM, previously provided shareholder services pursuant to an agreement dated May 1, 2015). The Board also considered that the Fund is offered as an investment option on a brokerage platform sponsored by an affiliate of GWCM and that an affiliate of GWCM may provide asset allocation services to the Fund’s investors.
The Board concluded that the Fund’s management and sub-advisory fees were reasonable, taking into account any ancillary benefits derived or to be derived by GWCM, its affiliates or the Sub-Adviser, as applicable.
Conclusion
Based upon all the information considered and the conclusions reached, the Board determined that the terms of each Agreement continue to be reasonable and that the continuation of the Agreements is in the best interests of the Fund.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 77	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	55	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	55	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 61	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Counseling and Education Center; and former Director, Grand Junction Housing Authority	55	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 66	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	55	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 77	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	55	N/A
Interested Directors******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; Chairman, President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	55	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; Chairman, President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	55	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 64	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 47	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Associate General Counsel, Corporate & Investments, Empower; Associate General Counsel & Associate Secretary, GWL&A; Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS Equities, Inc. formerly, Vice President & Counsel, Great-West Funds	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 45	Treasurer	Since 2021	Assistant Vice President, Fund Administration, Empower; Treasurer, GWCM; Assistant Vice President & Assistant Treasurer, Great-West Trust Company, LLC ("GWTC"); formerly, Assistant Treasurer, Great-West Funds	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 34	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 53	Assistant Treasurer	Since 2007	Director, Investment Operations, Empower; Assistant Treasurer, GWCM; Director and Assistant Treasurer, GWTC	N/A	N/A
Robert T. Kelly 8515 East Orchard Road, Greenwood Village, CO 80111 51	Assistant Treasurer	Since 2021	Director, Fund Financial Reporting & Tax, Empower; Assistant Treasurer, GWCM and GWTC	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2022. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Core Strategies: Inflation-Protected Securities Fund and other series of Great-West Funds. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West Core Strategies: International Equity Fund and other series of Great-West Funds. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of other series of Great-West Funds, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of other series of Great-West Funds, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of other series of Great-West Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of other series of Great-West Funds. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
(f)  ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,122,930 for fiscal year 2020 and $1,026,559 for fiscal year 2021.
(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2020 and $60,000 for fiscal year 2021. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2020 and $0 for fiscal year 2021.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2019 equaled $1,556,795 and for fiscal year 2020 equaled $2,132,450.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:June 18, 2021
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:June 18, 2021
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:June 18, 2021